Registration No. 33-40823

811-6318

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 45

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 45

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of Registrant as Specified in Charter)

125 Broad Street,

New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 451-2010

Robert I. Frenkel

Consulting Group Capital Markets Funds

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

Consulting Group

Capital Markets Funds

Multi-Strategy Market Neutral Investments

Prospectus July 29, 2005

INVESTMENT PRODUCTS: NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

The Board of Trustees of Consulting Group Capital Markets Funds (the “Trust”) has approved, subject to shareholder approval, a Plan of Liquidation for Multi-Strategy Market Neutral Investments (the “Portfolio”), a series of the Trust, whereby all of the Portfolio’s assets would be liquidated and the Portfolio would subsequently be dissolved. In light of the Board’s decision, shares of the Portfolio are no longer being offered to new investors. The Portfolio will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. Shareholders in the Portfolio may, of course, exchange their shares of the Portfolio into shares of other portfolios of the Trust, or redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus.

If the Plan of Liquidation is approved on the date of the scheduled special meeting of shareholders, as soon as practicable thereafter the Portfolio will liquidate and distribute to its shareholders of record as of the close of business on the date of liquidation such shareholders’ proportionate interest in all of its remaining assets, except for an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of liquidation and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Portfolio on the Portfolio’s books. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Portfolio.

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Investments, Risks and Performance

Investment objective

Long-term capital appreciation.

Principal investment strategies

Multi-Strategy Market Neutral Investments (the “Portfolio“) invests primarily in securities of U.S. companies of various market capitalizations. A portion of the Portfolio’s assets may be invested in securities of companies located outside the U.S. The manager currently allocates the assets among four investment advisers employing the following portfolio management strategies:

•	Convertible arbitrage

•	Equity market neutral

However, the manager may in the future reallocate assets among these investment advisers or additional investment advisers to employ additional strategies. See “Merger Arbitrage,” “Relative Value Strategy, ” “Hedged Event-Driven Strategy” and “Fixed Income Arbitrage” below.

Through these strategies, the Portfolio attempts to achieve capital appreciation from stock selection and other strategies rather than from general stock market movements. Each of the strategies involves taking both long and short positions in securities. The long positions generally increase in price in a rising market (and decrease in a declining market). Short positions generally incur losses in a rising market (and profit from market declines). Consequently, the long and short positions tend to cancel out the effect of general stock market trends. Using convertible arbitrage or a merger arbitrage strategy (if the Portfolio uses merger arbitrage), the Portfolio seeks to profit either by identifying price differentials among related securities or inefficiencies in the market’s pricing of certain securities. Using an equity market neutral strategy, the Portfolio seeks to select undervalued stocks for its long positions and overvalued stocks for its short positions. If the Portfolio uses a relative value strategy, it will seek to take advantage of relative pricing discrepancies between various instruments, including equities, fixed income securities and options. If the Portfolio uses a hedged event-driven strategy, it will seek to invest in opportunities created by companies undergoing significant corporate events. If the Portfolio uses fixed income arbitrage, it will seek to profit by identifying price differentials among related and unrelated securities while hedging some or all of the interest rate exposure inherent in its holdings of fixed income securities. The Portfolio’s strategies are intended to produce favorable returns regardless of the general trend in the market and to minimize the risks associated with investing in the equity markets. However, there is no assurance that such favorable returns will be achieved. The Portfolio’s strategies are discussed in further detail below.

Convertible Arbitrage.    A portion of the Portfolio’s assets are invested in accordance with a convertible arbitrage strategy, which is implemented by Calamos Advisors LLC (“Calamos”) and SSI Investment Management Inc. (“SSI”). Convertible arbitrage consists of buying debt securities, preferred stocks and other securities convertible into common stock and hedging a portion of the equity risk inherent in these securities. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Portfolio’s increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset the Portfolio’s gain on the short position. The Portfolio profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.

Calamos and SSI also may buy and sell credit default swaps to manage credit risk. Calamos may invest no more than 25% of its allocation in credit default swaps. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. In the event of a default, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the instrument(s) to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract.

In selecting securities for the Portfolio, Calamos and SSI:

•	analyze the default risk on the convertible security using traditional credit analysis

•	employ fundamental equity analysis to determine the capital appreciation potential of the common stock into which the security is convertible

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Investments, Risks and Performance, continued

•	consider the risk/return potential of a convertible hedge strategy with respect to the security

•	consider the diversification of the Portfolio and other portfolio composition criteria

In their equity and credit analysis, Calamos and SSI consider:

•	the issuer’s financial soundness

•	interest and dividend coverage

•	earnings and cash-flow forecasts

•	quality of management

In determining the appropriate portion of the Portfolio’s equity exposure to hedge, Calamos and SSI consider:

•	the general outlook for interest rates and equity markets

•	the availability of stock to sell short

•	expected returns and volatility

SSI’s investment process is driven by fundamental analysis of issuers and supported by quantitative analysis of convertible securities. SSI attempts to capitalize on the pricing inefficiencies of the mid and small cap area of the convertible market.

Equity Market Neutral.    SSI, Franklin Portfolio Associates LLC (“Franklin”) and Freeman Associates Investment Management LLC (“Freeman”), manage the portion of the Portfolio’s assets that are invested in accordance with an equity market neutral strategy. SSI utilizes a quantitative stock screening process to identify under and overpriced securities. It then carefully examines all potential candidates for both the long and short sides of the portfolio using in-depth fundamental analysis to assess each company’s financial strength, profitability and competitive advantages.

Franklin seeks to achieve the Portfolio’s investment objective of long-term capital appreciation by employing a quantitative stock selection process geared towards identifying undervalued and overvalued securities. Franklin’s diversified process utilizes over 40 measures of relative attractiveness of individual stocks, focusing on relative value, long-term value, momentum and other factors.

Freeman seeks to achieve the Portfolio’s investment objective of long-term capital appreciation by employing an investment process which entails fundamental valuation, expectational valuation and market/macroeconomic valuation (top-down). Freeman assesses the earnings, revenues, cash flows and earnings forecasts of companies as well as market and economic factors to determine whether a company’s stock is undervalued or overvalued.

Merger Arbitrage.    Although the Portfolio does not currently utilize this strategy, a portion of the Portfolio’s assets may be allocated to current or additional investment advisers in the future to pursue a merger arbitrage strategy, as described below. Merger arbitrage is designed to profit from the successful completion of announced merger and acquisition transactions (“merger transactions”) involving publicly owned companies. The Portfolio would not speculate on unannounced transactions or where a definitive agreement does not exist. A number of trading practices may be employed to capture the potential profit of merger and acquisition transactions. Typically, the Portfolio establishes merger arbitrage positions by purchasing the shares of a target company at a discount to the value of the consideration offered in the merger or tender offer (whether cash or securities). When the consideration is shares of the acquiring company, the Portfolio may also sell short shares of the acquiring company. The number of shares sold short generally is based on the exchange ratio specified in the merger agreement. Hedging the target shares against the consideration offered in the merger or tender offer produces the merger arbitrage profit spread—effectively the discount to the merger consideration at which the target company trades—which will be received by the Portfolio upon the closing of the merger. Merger arbitrage positions both establish defined trading profit spreads and also are intended to provide an overall portfolio hedge against general market volatility. The merger arbitrage spread is available because of:

•	Market perception that the transaction may be delayed, renegotiated or cancelled

•	The time value of money, that is, the discount an investor is willing to accept when selling shares today instead of waiting for the merger transaction to close

•	Market, industry or company specific events which create trading opportunities during the course of a merger transaction

Relative Value Strategy.    Although the Portfolio does not currently utilize this strategy, a portion of the Portfolio’s assets may be allocated to current or additional investment advisers in the future to pursue this strategy, as described below. Relative value strategies attempt to take advantage of relative pricing discrepancies between

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Investments, Risks and Performance, continued

instruments, including equities, fixed income securities and options. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. The investment adviser would seek to match long positions to offsetting short positions and will attempt to obtain investment returns by exploiting pricing anomalies between securities. In implementing a relative value strategy, the investment adviser may use mathematical, fundamental or technical analysis to identify under and overpriced securities. It is anticipated that the primary relative value strategies employed by the investment adviser will be pairs trading and covered call arbitrage, although other relative strategies may also be used. Pairs trading involves the purchase of one security while simultaneously selling (or selling short) another security in the same sector, thereby providing a hedge against both the overall market and the sector in which the two securities are. In executing a pairs trade the investment adviser may, but is not required to, keep the dollar amount equal on each side of the trade. A covered call arbitrage involves selling (writing), or going short, on a call option while buying, or going long, on the underlying security. In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Portfolio retains the risk of an increase in the price of the underlying security when it writes a call option.

Hedged Event-Driven Strategy.    Although the Portfolio does not currently utilize this strategy, a portion of the Portfolio’s assets may be allocated to current or additional investment advisers in the future to pursue this strategy, as described below. A hedged event-driven strategy seeks to exploit individual corporate events and involves investing in opportunities created by companies undergoing significant corporate events, including spin-offs, management and corporate governance changes, capitalization events, exchange offers, cash tender offers and other events involving competition, litigation or regulatory developments. Instruments invested in include long and short common and preferred stocks, as well as debt securities and options. In utilizing this strategy, the investment adviser may hedge against market risk by purchasing put options on equity indices.

No more than 20% of the investment adviser’s allocation will be invested in the aggregate in relative value and hedged event-driven strategies (excluding merger arbitrage strategies discussed above).

Fixed Income Arbitrage.     Although the Portfolio does not currently utilize this strategy, a portion of the Portfolio’s assets may be allocated to current or additional investment advisers in the future to pursue this strategy, as described below. The investment adviser may use fixed income arbitrage to attempt to exploit the interest rate spread between related sets and unrelated sets of fixed income securities. Fixed income arbitrage is a generic term encompassing a variety of strategies involving investments in fixed income instruments. In utilizing a fixed income arbitrage strategy, the investment adviser will focus on credit arbitrage involving corporate-treasury yield spreads and inter-corporate yield spreads. The investment adviser’s hedging strategies will also be used to neutralize some or all of the exposure to interest rate risk in its portfolio of fixed income securities. The response of this portion of the Portfolio’s security holdings to changes in interest rates will be impacted by the effectiveness of the investment adviser’s hedging strategies.

The investment adviser’s strategies may include capital structure arbitrage, spread arbitrage, industry arbitrage and single bond positions. Capital structure arbitrage involves the pairing of a long position with a short position in different fixed income securities issued by the same corporate entity, or by related corporate entities. Spread arbitrage involves the pairing of a corporate fixed income security with a Treasury security of similar duration, with an objective of establishing a bullish or bearish position in the corporate credit spread. Industry arbitrage involves the pairing of a long position in one company’s fixed income securities with a short position in another company’s fixed income securities (typically companies operating in commodity-oriented businesses). Single bond positions are unhedged long and short positions in corporate fixed income securities. The investment adviser may invest in fixed-income securities rated either investment grade or below investment grade. Investment grade securities are securities rated BBB or better by Standard & Poor’s Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by the investment adviser to be of equivalent quality, at the time of purchase. Securities rated below investment grade are commonly known as “junk bonds.” There is no percentage limit on the amount the investment adviser may invest in below investment grade fixed income securities.

Junk bonds are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

In utilizing a fixed income arbitrage strategy, the investment adviser will use a top-down strategy in selecting

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Investments, Risks and Performance, continued

investments. The investment adviser will initially develop a set of potential investments with a U.S. developed economy focus, an emphasis on capital markets misvaluations and a fixed income focus. The investment adviser will then identify arbitrage opportunities through a macro-factor analysis that will identify market trends and influences, industry expected performance and general market relative value (i.e., analyzing for attractive valuations in specific industries vis-a-vis the broader market and specific companies vis-a-vis their industry). The next level of selection is a micro-factor analysis designed to identify specific arbitrage opportunities through the use of technical, fundamental and expected return analysis.

Short Sales

Each of the Portfolio’s strategies employs short sales to a significant degree. In a short sale, the Portfolio borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Portfolio’s obligation to the lending broker and are invested in liquid securities. Since the Portfolio is obligated to return the borrowed securities, the Portfolio will benefit from a short sale if the market price of the security sold short declines in value because the Portfolio would have to pay less to replace the borrowed security. The Portfolio will incur a loss if the security increases in price because the Portfolio would have to pay more to replace the borrowed security. Whenever the Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing these risks.

Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. The market prices of common stocks are generally more volatile than fixed income investments. To the extent the Portfolio invests in fixed income securities, its net asset value may be less volatile than other more equity oriented portfolios. However, because the Portfolio invests a portion of its assets in fixed income securities, it has less potential for capital appreciation.

Equity Securities.    Although the Portfolio’s strategies attempt to neutralize the effect of general trends in the equity markets, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. Equity securities, particularly common stocks, have historically generated higher average returns than fixed income securities, but have also experienced significantly more volatility in those returns. Because the Portfolio invests a significant portion of its assets in equity securities, you could lose money on your investment or the Portfolio might not perform as well as other investments if any of the following occurs:

•	Equity markets drop in price, experience significant volatility, or perform poorly relative to fixed income investments

•	An adverse event, such as an unfavorable earnings report, depresses the price of a particular company’s stock or reduces trading liquidity

•	An investment adviser is incorrect about the attractiveness, value or potential appreciation or depreciation of a particular investment

Fixed Income Arbitrage.    Although a fixed income arbitrage strategy attempts to neutralize the effects of changes in interest rates, to the extent the Portfolio uses a fixed income arbitrage strategy your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. To the extent the Portfolio invests in fixed income securities, you could lose money on your investment or the Portfolio might not perform as well as other investments if any of the following occurs:

•	Credit risks—The issuer of a security owned by the Portfolio may default on its obligation to pay principal and/or interest or the security’s credit rating may be downgraded

•	Liquidity risk—certain securities may be difficult or impossible to sell at the time and the price that the investment adviser would like. The investment adviser may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Portfolio management or performance

•	To the extent that the fixed income arbitrage strategy does not neutralize the effects of changes in interest rate risks, the Portfolio is subject to interest rate risk. If interest rates go up, the prices of fixed income securities tend to decline

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Investments, Risks and Performance, continued

•	The issuer of a security may prepay principal earlier than scheduled, which would force the Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

•	Slower than expected principal payments may extend a security’s life. This locks in a below-market interest rate, increases the security’s duration and reduces the value of the security. This is known as extension risk

As part of its investment strategy, the investment adviser may invest in below investment grade securities, or junk bonds. Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities are subject to:

•	The increased risk of an issuer’s inability to meet principal and interest obligations and the increased risk that a security’s credit rating may be downgraded

•	Greater price volatility because of a heightened sensitivity to changing interest rates

•	Increased liquidity risk

Credit Default Swaps.    As a buyer of a credit default swap contract, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced preferred or debt security or loan from the counterparty to the contract in the event of a default by a third party, such as the issuer, on the security or loan. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Investments in credit default swaps carry certain other risks including:

•	Credit default swaps are contracts between a buyer and a seller (the counterparties) of credit protection. While credit default swaps are collateralized, there is the risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Portfolio for the full value of the contract

•	Credit default swaps do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights

•	Credit default swaps may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks

•	The pricing and valuation terms of credit default swaps are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out the contract

Short Sales.    Short sales are an integral part of each of the Portfolio’s strategies. Short sales involve risks, including:

•	The Portfolio may incur a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Portfolio replaces the security

•	The Portfolio may be unable to repurchase the borrowed security at a particular time or at an acceptable price. When the Portfolio is short a security, the lender may terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. When this happens the Portfolio is required to close out its short position at the current market price

•	Although the Portfolio’s gain is limited to the amount received upon selling a security short, its potential loss is unlimited (except with respect to short sales of fixed income securities, where the Portfolio’s potential loss, while still significant, is subject to limit)

•	The Portfolio might be unable to implement these strategies because of the lack of attractive short sale opportunities

Merger Arbitrage and Hedged Event-Driven Strategies.    Generally, there may be a risk of insufficient merger arbitrage and other event-driven investment opportunities to implement these strategies in the event of a significant reduction in public company merger and acquisition activity or other event-driven activities. In addition to risks generally associated with equity securities and short sales, merger arbitrage and hedged event-driven arbitrage involve the risk of loss in the event:

•	A proposed transaction is not completed, is negatively renegotiated or is delayed and the price of the target company’s securities declines. This failure or delay may result from regulatory restrictions, negative competitive or financial developments, the inability to obtain shareholder approval, the absence of financing or other transaction contingencies. Because the market price of the target’s securities will generally have risen significantly in response to the proposed transaction, the corresponding market decline may be substantial

•	A merger transaction or other event fails or its completion is significantly delayed, which may cause the price of the stock of the acquiring company, which the Portfolio has sold short, to increase significantly

Convertible Arbitrage.    Convertible arbitrage entails risks associated with equity securities, short sales and fixed income securities.

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Investments, Risks and Performance, continued

All strategies.    Each of the strategies is based to some extent on historical correlations between the price movements of different securities. In some market conditions, these historical correlations may not reflect current market conditions and may cause an investment adviser’s judgment about the attractiveness of particular securities or strategies to be incorrect. This may result in the Portfolio incurring a loss or the Portfolio’s net asset value being more volatile than if these strategies were not used.

Impact of high portfolio turnover.    The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher long or short term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Portfolio’s performance.

Performance

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its inception on May 10, 1999. The table shows how the Portfolio’s average annual returns (before and after taxes) for different calendar periods compare to those of the Portfolio’s benchmark indices. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Performance reflects expense reimbursements and/or fee waivers, without which performance would have been lower. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2004)

	One year	Five years	Life of Portfolio	Inception Date
Return Before Taxes*	(1.09)%	2.08%	2.82%	5/10/99
Return After Taxes on Distributions	(1.37)%	0.99%	1.61%	5/10/99
Return After Taxes on Distributions and Sale of Fund Shares	(0.41)%	1.12%	1.68%	5/10/99
Three-Month T-Bill Index	1.38%	2.67%	2.90%	**
S&P 500 Index	10.87%	(2.30)%	(0.29)%	**
*	The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and tables does not reflect this fee, which would reduce your return.
**	Index comparison begins on 5/10/99.

PORTFOLIO’S BEST AND WORST CALENDAR QUARTERS

	Total return	Quarter/Year
Best	3.25%	3rd quarter 2000
Worst	(1.50)%	2nd quarter 2004
Year-to-date	0.71%	through 2nd quarter 2005

BENCHMARKS

The Portfolio’s primary benchmark is the Three Month T-Bill Index, composed of one three-month U.S. T-Bill whose return is tracked until its maturity. The Portfolio’s previous primary benchmark, the S&P 500 Composite Stock Index (S&P 500 Index), was changed because the manager believed that the Three-Month T-Bill Index reflected more closely the current composition of the Portfolio’s securities holdings. The Portfolio continues to compare its performance with the S&P 500 Index, a broad-based unmanaged index of widely held common stocks, as a secondary benchmark. Unlike the Portfolio, the S&P 500 Index and the Three Month T-Bill Index are unmanaged and do not include any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

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Investments, Risks and Performance, continued

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfolio’s current fiscal year.

Shareholder fees	None
(fees paid directly from your investment)

Maximum annual TRAK® fee*	1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
Management fee and Administration fee	1.47%
Other expenses	0.25%

Total annual Portfolio operating expenses**	1.72%

*	Fee payable under the TRAK® Personalized Investment Advisory Service for asset allocation services. See “Asset Allocation Programs.”
**	These total annual Portfolio operating expenses exclude the dividend expense from short sales. If the dividend expense from short sales is included, the total annual Portfolio operating expenses are 2.57%. Management has voluntarily agreed to limit total annual Portfolio operating expenses (exclusive of dividend expense from short sales) to 1.90% of average net assets. The cap will remain in effect until changed by the Board of Trustees. In addition, management voluntarily agreed to waive $3,941 of its management fee for the fiscal year ended March 31, 2005, which amount represented less than 0.01% of the Portfolio’s net annual operating expenses. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

•	You invest $10,000 in the Portfolio for the time periods indicated;

•	You reinvest all dividends and distributions;

•	You redeem at the end of each period;

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Portfolio’s future performance; and

•	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any and including the dividend expense from short sales) remain the same.

Under these assumptions, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$409	$1,238	$2,083	$4,264

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More on the Portfolio’s Investments

The section entitled “Investments, Risks and Performance” describes the Portfolio’s investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio’s investments and certain investment management techniques the Portfolio may use. More information about the Portfolio’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Portfolio Holdings.    The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities holdings are available in the SAI.

Equity Investments.    Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Convertible Securities.    Convertible securities include debt obligations and preferred stock of an issuer which are convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The value of a convertible security is influenced by both the yield of the non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of a convertible security tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Fixed Income Investments.    Fixed income investments include bonds, notes (including structured notes), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security’s maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an “effective” maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security’s price sensitivity to changing interest rates. The longer a security’s duration, the more sensitive that security’s price will be to changes in interest rates.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements.

Derivative contracts.    The Portfolio may, but is not required to, use derivative contracts for any of the following purposes:

•	To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for the Portfolio.

•	As a substitute for purchasing or selling securities.

•	To shorten or lengthen the effective maturity or duration of the Portfolio’s fixed income investments.

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More on the Portfolio’s Investments, continued

•	To enhance the Portfolio’s potential gain in non-hedging situations.

•	To increase the Portfolio’s liquidity.

The Portfolio may use various types of derivative instruments, including options on securities and securities indices, futures and options on futures and, when investing directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

Foreign Securities.    Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. The Portfolio may invest in foreign securities directly or in the form of depositary receipts. The risks of foreign investment include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets.

Defensive investing.    The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any types of money market and short term debt securities or cash. The Portfolio’s investments in these assets are managed by the Consulting Group, a division of Smith Barney Fund Management LLC (“SBFM” or the “manager”). If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Order of Exemption.    Consulting Group Capital Markets Funds (the “Trust”) may offer shares of its portfolios to certain employee benefit plans, individual retirement accounts (“IRAs”), or retirement plans for a self-employed individual (“Keogh Plans”). Because the Trust may offer shares of its portfolios to these plans, it is subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974. Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“Citigroup Global Markets”) has received a DOL exemption covering certain transactions in shares of the Trust’s portfolios. The full text of the DOL exemption is located in Appendix A of this prospectus.

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The Manager

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

The investment advisory personnel serving the Portfolio on behalf of SBFM are not part of the transaction and will continue to be employed at Citigroup as part of the Consulting Group and will continue to provide management services to the Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

A proposal to liquidate the Portfolio is currently before the shareholders and a shareholders meeting is currently scheduled to be held to vote on the proposal. There is no guarantee that a quorum for the meeting will be obtained or that the approval will be received.

The manager.    The Consulting Group, a division of SBFM, serves as the manager for the Portfolio. The manager’s address is 399 Park Avenue, New York, NY 10022. SBFM is an affiliate of Citigroup Global Markets. The manager and Citigroup Global Markets are subsidiaries of Citigroup. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Portfolio. They may also own the securities of these issuers. However, in making investment decisions for the Portfolio, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Portfolio acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolio. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Consulting Group has grown to become one of the nation’s foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment adviser selection services.

The distributor.    Citigroup Global Markets serves as the Portfolio’s distributor.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Portfolio’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Portfolio is part of a series of portfolios which comprise the Trust. The Trust is a series company that consists of the Portfolio and the following additional portfolios which are offered in separate prospectuses, copies of which can be obtained from any Smith Barney Financial Consultant:

•	Government Money Investments

•	Core Fixed Income Investments

•	Municipal Bond Investments

•	High Yield Investments

•	Large Capitalization Value Equity Investments

•	Large Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	International Equity Investments

•	International Fixed Income Investments

•	Emerging Markets Equity Investments

The investment advisers.    The investment advisers are responsible for the day-to-day investment operations of

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The Manager, continued

the Portfolio in accordance with the Portfolio’s investment objectives and policies. The Portfolio’s assets are currently allocated among four investment advisers according to the following percentages: SSI—40%, Calamos—25%, Franklin—20% and Freeman—15%. The name and address of each investment adviser, and the name and background of each portfolio manager, is included in the box on this page and the following page.

INVESTMENT ADVISERS

CALAMOS ADVISORS LLC

2020 Calamos Ct.

Naperville, Illinois 60563

PORTFOLIO MANAGERS

John P. Calamos, Sr. — Chairman, Chief Executive Officer and Chief Investment Officer. Mr. Calamos has served in this capacity at Calamos or its predecessors since 1977.

Nicholas P. Calamos — Senior Executive Vice President, Head of Investments and Investment Officer. Mr. Calamos began with Calamos in 1983.

John P. Calamos, Jr. — Executive Vice President. Mr. Calamos joined Calamos in 1987.

SSI INVESTMENT MANAGEMENT INC.

357 North Canon Drive

Beverly Hills, California 90210

PORTFOLIO MANAGERS

John D. Gottfurcht — President and Chairman of the Management Committee. Mr. Gottfurcht co-founded SSI in 1973 and has 36 years of investment management experience.

George Douglas — Vice President and Chief Investment Officer. Mr. Douglas is responsible for the day-to-day management of the Portfolio assets allocated to SSI and has 28 years of investment management experience.

FRANKLIN PORTFOLIO ASSOCIATES LLC

One Boston Place, 29th Floor

Boston, Massachusetts 02108

PORTFOLIO MANAGERS

John S. Cone — President and Chief Executive Officer. Mr. Cone has over 21 years of investment management experience at Franklin.

Oliver E. Buckley — Senior Vice President and Portfolio Manager. Mr. Buckley joined Franklin in 2000 and has over 15 years of investment experience. Prior to joining Franklin, he was responsible for research and served as Portfolio Manager in the Structured Products Group at INVESCO.

Michael F. Dunn — Senior Vice President and Portfolio Manager. Mr. Dunn joined Franklin in 1999 and has over 16 years of investment experience. Prior to that time, he served as an analyst and portfolio manager at Wellington Management Co.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT, LLC

16236 San Dieguito Road

Suite 2-20

Rancho Santa Fe, CA 92067

PORTFOLIO MANAGERS

John D. Freeman — Founder, Chairman, Chief Executive Officer and Portfolio Manager. Mr. Freeman founded Freeman in 2001. He has served as portfolio manager at Freeman and its predecessor, Investment Research Company, for nine years. Mr. Freeman has over 22 years of industry experience.

Jeffrey Norman, Executive Vice President and Portfolio Manager — Mr. Norman joined Freeman in 2001 and has 19 years of investment experience. Prior to joining Freeman, Mr. Norman was Vice President and Portfolio Manager at ZAIS Group.

Maninder Hunjan, CFA, Senior Vice President and Portfolio Manager — Mr. Hunjan joined Freeman in 2001 and is responsible for the day-to-day management of the firm’s Long/Short strategies.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the Portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

The investment adviser selection process.    Subject to the review and approval of the Board of Trustees, the Consulting Group is responsible for selecting, supervising and evaluating investment advisers who manage the Portfolio’s assets. The Consulting Group may adjust the allocation of the Portfolio’s assets among the investment advisers by up to 10%. Any adjustment affecting more than 10% of the Portfolio’s assets will be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those investment

12    |   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

The Manager, continued

advisers that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to each investment adviser and ultimately recommending to the Board of Trustees whether an investment adviser’s contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Evaluation Process

The Consulting Group screens more than 3,000 registered investment advisory firms, tracks the performance of more than 800 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:

•	level of expertise

•	relative performance and consistency of performance

•	strict adherence to investment discipline or philosophy

•	personnel, facility and financial strength

•	quality of service and communication.

The Portfolio relies upon an exemptive order from the SEC which permits the manager to select new investment advisers or replace existing investment advisers without first obtaining shareholder approval for the change. The Trustees, including a majority of the “non-interested” Trustees, must approve each new investment advisory contract. This allows the manager to act more quickly to change investment advisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolio will provide investors with information about each new investment adviser and its investment advisory contract within 90 days of the engagement of a new investment adviser.

Management Fees.    The Consulting Group is entitled to receive fees from the Portfolio for its services at the maximum allowable annual rate of 1.80% of its average daily net assets. For the fiscal year ended March 31, 2005, the Consulting Group received a management fee equal to 1.27% of the Portfolio’s average daily net assets. In turn, the Consulting Group pays the investment advisers a portion of this fee for their services. For the fiscal year ended March 31, 2005, the Portfolio paid SBFM a fee at an annual rate of 0.20% of the Portfolio’s average daily net assets for administration services.

Transfer agent and shareholder servicing agent

Citicorp Trust Bank, fsb serves as the Portfolio’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the Portfolio’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and Citigroup Global Markets willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets. The order also finds that SBFM and Citigroup Global Markets willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests

13    |   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

The Manager, continued

and that no viable alternatives existed. SBFM and Citigroup Global Markets do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and Citigroup Global Markets and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and Citigroup Global Markets to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Possible Conflict of Interest.    The advisory fee paid by each portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each investment adviser varies depending upon the portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain portfolios in the Trust over other portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager’s asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

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Asset Allocation Programs

Shares of the Portfolio are available to participants in advisory programs or asset based fee programs sponsored by Citigroup Global Markets including the TRAK® Personalized Investment Advisory Service, or other qualified investment advisers approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolio.

Advisory services generally include:

•	evaluating the investor’s investment objectives and time horizon

•	analyzing the investor’s risk tolerance

•	recommending an allocation of assets among the portfolios in the Trust

•	providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is normally up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Citigroup Global Markets advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Citigroup Global Markets advisory program may be paid either by redemption of shares of the Trust or by separate payment.

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Investment and Account Information

Account transactions

Purchase of Shares.    You may purchase shares of the Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Citigroup Global Markets, including TRAK®, or by qualified investment advisers not affiliated with Citigroup Global Markets. Purchases of shares of the Portfolio must be made through a brokerage account maintained with Citigroup Global Markets or through a broker that clears securities transactions through Citigroup Global Markets (an introducing broker). You may establish a brokerage account with Citigroup Global Markets free of charge in order to purchase shares of the Portfolio.

•	The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in the Portfolio is $100.

•	There is no minimum on additional investments.

•	The minimum initial aggregate investment in the TRAK program for employees of Citigroup Global Markets and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

•	The Portfolio and the TRAK program may vary or waive the investment minimums at any time.

•	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolio are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by a Smith Barney Financial Consultant or the introducing broker before 4:00 p.m., Eastern time, will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:

•	Name of the Portfolio

•	Your account number

•	Dollar amount or number of shares to be purchased

•	Signatures of each owner exactly as the account is registered

The Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Citigroup Global Markets has received and accepted an advisory agreement signed by investors participating in the TRAK® program or other advisory program sponsored by Citigroup Global Markets.

With respect to investors participating in advisory programs sponsored by entities other than Citigroup Global Markets, Citigroup Global Markets must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Citigroup Global Markets or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares.    You may sell shares of the Portfolio at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your broker. All redemption requests accepted by a Smith Barney Financial Consultant or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Citigroup Global Markets advisory service, you must redeem your shares in the Portfolio.

The Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at Citigroup Global Markets or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and Citigroup Global Markets or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of the Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 15 days.

Exchange of Shares.    An investor that participates in an advisory program may exchange shares in the Portfolio for shares in any other portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to read the prospectus and consider the investment objec- tives and policies of any portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

Frequent Purchases and Sales of Portfolio Shares.     Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to

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Investment and Account Information, continued

handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Portfolio and its long term shareholders, the Board of Trustees of the Trust has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Portfolio shares, but the Trust reserves the right to reject any exchange or purchase of Portfolio shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Portfolio shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio shares for a number of its customers in one account. The Trust’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Trust’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by the Portfolio, as such information may be used for market-timing and similar abusive practices.

The Trust’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trust’s Board reserves the right, with shareholder notice, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Trust or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Trust is unable to detect and deter trading abuses, the Portfolio’s performance, and its long term shareholders, may be harmed. In addition, because the Trust has not adopted any specific limitations or restrictions on the trading of Portfolio shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes.

Share Certificates.    Share certificates for the Portfolio will no longer be issued. If you currently hold share certificates of the Portfolio, such certificates will continue to be honored.

Accounts with Low Balances.    If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Citigroup Global Markets Advisory Service fees), Citigroup Global Markets or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Citigroup Global Markets may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

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Investment and Account Information, continued

Valuation of shares

The Portfolio offers its shares at their net asset value per share. The Portfolio calculates its net asset value once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m., Eastern time) on each day the NYSE is open. If the NYSE closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the Portfolio’s securities for the purposes of determining the Portfolio’s net asset value. The valuation of the securities of the Portfolio is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Portfolio to the manager.

The Portfolio generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The Portfolio’s currency conversions, if any, are done as of when the London stock exchange closes. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Portfolio may invest in securities of small capitalization companies, issuers located in emerging markets and fixed income securities rated below investment grade—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Portfolio may use fair valuation procedures more frequently than funds that invest to a greater extent in securities that are more liquid, such as securities of large capitalization domestic issuers. The Portfolio may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Portfolio’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio prices its shares. The Portfolio uses a fair value model developed by an independent pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by the Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

The Portfolio intends to distribute all or substantially all of its net investment income and realized short-term and long-term capital gains, if any, for each taxable year. The Portfolio declares and pays dividends, if any, from net investment income annually. The Portfolio declares and distributes realized net short-term and long-term capital gains, if any, annually, typically in December. All dividends and short-term and long-term capital gains distributions are reinvested in shares of the Portfolio unless the shareholder elects to receive them in cash.

The Portfolio expects distributions to be primarily from capital gains, a substantial portion of which may be short-term.

18    |   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

Investment and Account Information, continued

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Portfolio.

Transactions	Federal Tax Status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of long-term capital gain	Long-term capital gain
Dividends from net investment income (including short-term capital gain)	Ordinary income; potentially taxable at long-term capital gains rates
Any of the above received by a tax-deferred retirement account	Not a taxable event

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by you, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in Portfolio shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gains rates to the extent the dividends are attributable to “qualified dividend income” received by the Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Portfolio is about to declare a capital gain distribution or a taxable dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Portfolio will provide you with information about the dividends and distributions you received and any redemption of shares during the previous year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2005, adjusted gross income in excess of $145,950 ($72,975 for married individuals filing separately).

19    |   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

Financial Highlights

The financial highlights table is intended to help you understand the performance of the Portfolio for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Portfolio share assuming reinvestment of all dividends and distributions. The information in the following table has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year(1)	$8.66	$8.50	$8.44	$8.14	$8.36
Income (Loss) From Operations:
Net investment income (loss)	0.03	(0.01)	0.03	0.10(2)	0.32
Net realized and unrealized gain (loss)	(0.14)	0.21	0.23	0.32(2)	0.23
Total Income (Loss) From Operations	(0.11)	0.20	0.26	0.42	0.55
Less Distributions From:
Net investment income	(0.01)	(0.00)*	(0.03)	(0.12)	(0.35)
Net realized gains	(0.13)	(0.04)	(0.17)	(0.00)*	(0.42)
Total Distributions	(0.14)	(0.04)	(0.20)	(0.12)	(0.77)
Net Asset Value, End of Year	$8.41	$8.66	$8.50	$8.44	$8.14
Total Return(3)	(1.23)%	2.33%	3.11%	5.20%	6.68%
Net Assets, End of Year (000s)	$133,828	$190,850	$219,989	$95,428	$45,122
Ratios to Average Net Assets:
Total expenses before dividend expense on short sales(4)	1.72%(5)	1.63%(5)	1.70%	1.88%	1.90%(5)
Dividend expense from short sales	0.85	1.00	0.94	0.59	0.61
Total expenses	2.57	2.63	2.64	2.47	2.51
Net investment income (loss)	0.33	(0.09)	0.35	1.23(2)	3.71
Portfolio Turnover Rate	180%	253%	229%	324%	317%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.11, $0.31 and 1.31%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, expense ratio excluding short sales dividend expense will not exceed 1.90%.
(5)	The manager has agreed to voluntarily waive a portion of its management fee for the years ended March 31, 2005, 2004 and 2001. If such fees were not voluntarily waived, the expense ratios before dividend expense on short sales would have been 1.72%, 1.70% and 2.05%, respectively.
*	Amount represents less than $0.01 per share.

20    |   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

APPENDIX A

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

1 PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or “outside”) fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requests that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term “officer” be defined and incorporated into the proposed exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

2 The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I.  Proposed Modification of the Term “Affiliate’’

Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word “affiliate.” Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A.  Sections II(h) and III(b)

Section II(h) of PTE 99-15 provides that—

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

Although the term “independent” is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term “independent” means “not an affiliate.” Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term “affiliate” of Salomon Smith Barney to include:

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term “such person” rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an “affiliate” of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney’s affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph (1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney’s indirect 50 percent ownership interest in the Joint Venture is not a “controlling interest.” Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street’s exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of Section III(b).

In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B.  Proposed Amendment

Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

(b) An “affiliate” of Salomon Smith Barney includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2)  Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

(3)  Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

(4)  Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

In connection with the revised affiliate definition, Salomon Smith Barney requests that the term “officer” be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual’s status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II.  Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor’s Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell’s characterization of stock as either “Growth” or “Value.” For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A.  Section II(i)

Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted, Section II(i) states that—

Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent.

In other words, the exception will apply to “any higher percentage” which may result from a Sub-Adviser’s management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the “passive full replication” trading method.3

Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser’s evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser’s exercise of investment discretion.

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary

3 According to Salomon Smith Barney, there are two forms of index trading—passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

to replicate the underlying index.4 Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup’s performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.

4 In its management of a “pure” Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.

The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market’s design preferences.

For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B.  Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan’s assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

The attention of interested persons is directed to the following:

(1)  The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2)  The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3)  Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4)  This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5)  This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I.  Covered Transactions

A.  If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B.  If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II.  General Conditions

(a)  The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b)  The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c)  No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e)  The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that—

(1)  If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2)  Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3)  If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4)  An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g)  The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h)  Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i)  Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if—

(1)  The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

(2)  The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be—

(i)  Engaged in the business of providing financial information;

(ii)  A publisher of financial news information; or

(iii)  A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3)  The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4)  The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j)  The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k)  With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1)  Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A)  A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.5

(B)  Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

5 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(C)  A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D)  Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E)  In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F)  A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

(2)  If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l)  Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1)  The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

(2)  A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3)  If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4)  If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5)  On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m)  Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1)  Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department or the Service;

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2)  None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III.  Definitions

For purposes of this proposed exemption:

(a)  The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b)  An “affiliate” of Salomon Smith Barney includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2)  Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3)  Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4)  Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either—

(1)  A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4)  A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5)  A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

(d)  The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV.  Effective Dates

If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans).

PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requested that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term “officer” be defined and incorporated into the Proposed Exemption, in new Section

1PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.

PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.

Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

2The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms “affiliate” and “officer.” The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser’s replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption.

Following is a discussion of Salomon Smith Barney’s comment letter and the Department’s responses with respect thereto.

1.  Modifications to the Proposed Exemption.    On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that “As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion.“ Also, in that same paragraph, the last sentence states, in part, that “one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney.“ Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from “Salomon Smith Barney” to “the Consulting Group,“ which actually chooses the Sub-Advisers.

In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that—

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA).3

On page 35141 of the Proposed Exemption, the third sentence of the first “carry-over” paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the “Consulting Group Capital Markets Large Cap Value Fund“ and the ”Large Cap Growth Consulting Group Capital Markets Fund.“ However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the “Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments“ and the “Consulting Group Capital Markets Funds Large Capitalization Growth Investments.“ Similarly, in the next paragraph of the Proposed Exemption on

3Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company’s investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

page 35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the “Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio“ is the ”Consulting Group Capital Markets S&P Index Investment Fund Portfolio.“

In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

2.  General Information.    As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

In response to this comment, the Department notes Salomon Smith Barney’s modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

The attention of interested persons is directed to the following:

(1)  The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2)  The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3)  In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4)  The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5)  The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I.  Covered Transactions

A.  The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B.  The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in Section II.

Section II.  General Conditions

(a)  The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b)  The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c)  No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e)  The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that—

(1)  If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2)  Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3)  If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4)  An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g)  The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h)  Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i)  Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if—

(1)  The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

(2)  The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be—

(i)  Engaged in the business of providing financial information;

(ii)  A publisher of financial news information; or

(iii)  A public stock exchange or association of securities dealers.

The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3)  The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4)  The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j)  The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k)  With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1)  Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A)  A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.4

(B)  Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment

4 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D)  Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E)  In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F)  A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

(2)  If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l)  Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1)  The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

(2)  A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3)  If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4)  If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5)  On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m)  Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1)  Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department or the Service;

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2)  None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III.  Definitions

For purposes of this exemption:

(a)  The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b)  An “affiliate” of Salomon Smith Barney includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);

(2)  Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3)  Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4)  Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

(c)  An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either—

(1)  A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4)  A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5)  A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

(d)  The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV.  Effective Dates

This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.

On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

(c)  adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:

Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

For More Information

If you want more information about the Portfolio, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolio’s investments will be available in the Portfolio’s annual and semiannual reports to shareholders. The Portfolio’s annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

The Trust sends only one report to a household if more than one account has the same address. Contact your Financial Consultant or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information

The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

Investment Professional

The investor’s Financial Consultant is available to answer questions about the Portfolio or the investor’s overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolio by contacting their Financial Consultant, or by writing to the Portfolio’s sub-transfer agent, PFPC Inc., at:

Consulting Group Capital Markets Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

or by calling the Portfolio’s transfer agent at 800-451-2010

You can obtain the same reports and information free from the Portfolio’s website at http://citigroupam.com.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information. Neither the Portfolio nor the distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell its shares.

Investment Company Act File No. 811-06318

Citigroup Global Markets Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

®2005 Citigroup Global Markets Inc.                TK2090          7/05

STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS

MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

July 29, 2005

125 Broad Street, New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus of Multi-Strategy Market Neutral Investments (“the “Portfolio”), a separate series of the Consulting Group Capital Markets Funds (the “Trust”), dated July 29, 2005, and should be read in conjunction with the prospectus. The prospectus may be obtained free of charge by contacting your Financial Consultant or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

The Portfolio’s Annual Report dated March 31, 2005 either accompanies this SAI or has been previously sent to the investor to whom this SAI is being sent. A copy of the Annual Report is available without charge, by writing or calling the Trust at the address or telephone number listed above.

The Board of Trustees of the Trust has approved, subject to shareholder approval, a Plan of Liquidation for the Portfolio, a series of the Trust, whereby all of the Portfolio’s assets would be liquidated and the Portfolio would subsequently be dissolved. In light of the Board’s decision, shares of the Portfolio are no longer being offered to new investors. The Portfolio will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. Shareholders in the Portfolio may, of course, exchange their shares of the Portfolio into shares of other portfolios of the Trust, or redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus.

If the Plan of Liquidation is approved on the date of the scheduled special meeting of shareholders, as soon as practicable thereafter the Portfolio will liquidate and distribute to its shareholders of record as of the close of business on the date of liquidation such shareholders’ proportionate interest in all of its remaining assets, except for an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of liquidation and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Portfolio on the Portfolio’s books. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Portfolio.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio’s manager, The Consulting Group, a division of Smith Barney Fund Management LLC (“SBFM” or the “manager”).

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolio.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES:

H. John Ellis	Trustee	1999	Retired	24	None
858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927

Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Trustee	1994	Chairman, TEC International (organization of chief executives); Trustee, U.S. Bankruptcy Court	24	Inter Ocean Systems Inc.

Stephen E. Kaufman Stephen E. Kaufman, PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	49	None

John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birthdate: 1944	Trustee	2002	President, Murphy Capital Management (investment management)	24	Barclays International Funds Group Ltd. and affiliated companies

INTERESTED TRUSTEE:

R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birthdate: 1951	Chairman, President and Chief Executive Officer	2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Director of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and CitiFund Management, Inc.; President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	185	None

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS:

Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birthdate: 1956	Senior Vice President and Chief Administrative Officer	2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A

Robert Brault CAM 125 Broad Street 10th Floor New York, NY 10004 Birthdate: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Formerly, Controller of certain mutual funds associated with Citigroup	N/A	N/A

Paul M. Hatch The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1957	Investment Officer	2001	Chief Operating Officer of CGM’s Consulting Group and Director of National Sales for Consulting Group.	N/A	N/A

Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1948	Investment Officer		National Director of CGM; Managing Director of Smith Barney	N/A	N/A

LeRoy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	1996	First Vice President of CGM	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	1997	First Vice President of CGM	N/A	N/A

Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	2003	Vice President of CGM	N/A	N/A

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	2004	First Vice President of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birthdate: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer (“CCO”)	2002 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000);
			Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birthdate: 1954	Secretary and Chief Legal Officer	2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup (from 2001 to 2004)	N/A	N/A

*	Each Trustee and executive officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because Mr. Gerken is an officer of SBFM and certain of its affiliates.

For the calendar year ended December 31, 2004, the Trustees beneficially owned equity securities of any portfolio of the Trust within the dollar ranges presented in the table below:

Name of Trustee	Dollar Ranges of Equity Securities in the Portfolio	Aggregate Dollar Ranges of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
H. John Ellis	A	E
Armon E. Kamesar	A	C
Stephen E. Kaufman	A	A
John J. Murphy	A	E
R. Jay Gerken	A	E

Ranges:

A. None, B. $1-10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. over $100,000

As of December 31, 2004, none of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), or his or her immediate family members, owned beneficially, or of record, any securities in the manager, investment advisers or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, investment advisers or distributor of the Trust.

The Trust has an Audit Committee, Nominating Committee and a Pricing Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.

The Audit Committee oversees the Portfolio’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the Portfolio operations and financial reporting. The Audit Committee met three times during the Trust’s most recent fiscal year.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolio’s shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee met once during the Trust’s most recent fiscal year.

The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee and is charged with determining the fair value prices for securities held by the Portfolio when required. The Pricing Committee met six times during the Trust’s most recent fiscal year.

The following table shows the compensation paid by the Trust to each Trustee during the last fiscal year of the Trust and the total compensation paid to each Trustee by the CAM Mutual Funds Complex for the calendar year ended December 31, 2004. No officer, Trustee or employee of CGM or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee a fee of $32,000 per annum plus $1,000 per meeting attended. In addition, each Trustee is paid $100 per telephonic meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board. For the calendar year ended December 31, 2004, such fees and expenses totaled $36,334. Effective January 1, 2004, Mr. Kamesar’s compensation from the Trust was increased from $32,000 per annum to

$35,000 per annum. Effective April 1, 2004, the Trust pays each Independent Trustee a fee of $42,000 per annum (with the exception of Mr. Kamesar). Effective April 1, 2004, the Trust pays Mr. Kamesar a fee of $45,000 per annum. Mr. Kamesar receives additional compensation because of his position as Chairman of the Audit Committee. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested Trustees of the Trust are compensated by CGM.

Name of Person	Aggregate Compensation From Portfolio	Compensation from Trust and Fund Complex Paid to Trustees	Number of Investment Portfolios for Which Trustee Serves Within Fund Complex
H. John Ellis*	$1,933	$87,600	24
Armon E. Kamesar*	$2,166	$95,500	24
Stephen E. Kaufman*	$1,800	$161,100	49
John J. Murphy*	$2,207	$97,100	24
R. Jay Gerken**	$-0-	$-0-	185

*	Designates member of Audit Committee.
**	Designates an “interested” Trustee.

At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Trust’s last fiscal year, aggregate compensation paid to Trustees Emeritus was $1,614.

As of July 1, 2005, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

As of July 1, 2005, to the best of the knowledge of the Portfolio and the Board of Trustees, no shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned of record or beneficially 5% or more of the outstanding shares of the Portfolio.

INVESTMENT POLICIES, STRATEGIES AND RISK FACTORS

The Portfolio is an open-end, diversified management investment company. The prospectus discusses the investment objective of the Portfolio and the principal policies employed to achieve that objective. This SAI sets out supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies that the Portfolio may utilize and certain risks associated with those investments, policies and strategies. The Portfolio may rely upon the independent advice of its investment advisers to evaluate potential investments.

Short Sales.    The Portfolio will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Portfolio. In pursuing the merger arbitrage, hedged event-driven and relative value strategies, the Portfolio may use short sales as a hedge against any stock considered to be received in the transaction. To complete such a short sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio’s custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Portfolio also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. The lender of the security may demand the return of the security at any time.

Common Stocks.    The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities.    The Portfolio invests in convertible securities, including debt obligations and preferred stock of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

The Portfolio may also purchase synthetic convertible securities structured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Preferred Shares.    The Portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Portfolio’s fixed income securities.

Warrants.    The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. The Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts (“REITs”) and Associated Risk Factors.    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. By investing in a REIT, the Portfolio will indirectly bear its pro rata share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).

Other Investment Companies.    The Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the Portfolio’s investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Portfolio will not invest in other investment companies for which the investment advisers or any of their affiliates act as an investment adviser or distributor.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“exchange traded funds”).

The Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Risks of Non-U.S. Investments.    To the extent that the Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations.    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the investment adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors.    Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Portfolio’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks.    The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations.

The Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, the Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs.    Custodial and other services relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Portfolio against loss or theft of its assets.

Withholding and Other Taxes.    The Portfolio may be subject to taxes, including withholding taxes, imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio’s investments in such countries. These taxes will reduce the return achieved by the Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ADRs, EDRs and GDRs.    The Portfolio may purchase American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Fixed Income Securities.    The market value of fixed income obligations of the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolio’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Debt Securities Rating Criteria.    Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Rating Service (“Standard & Poor’s”), the equivalent rating of other national statistical rating organizations or, if unrated, determined to be of equivalent credit quality by the investment adviser. Debt securities rated BBB are considered medium grade obligations with adequate protection parameters, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other national statistical rating organizations, or if unrated, determined to be of equivalent credit quality by the investment advisers. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered to have significant speculative characteristics and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Portfolio’s net asset value to the extent that it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated and comparable unrated securities generally involve greater risks of loss of income and principal than higher rated securities. The investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Currency Exchange Rates.    The Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Forward Currency Contracts.    The Portfolio may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of euros at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that the Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolio, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, the Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s investment advisers. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict the Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s investment advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices.    The Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities.    A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option is “covered” when the Portfolio owns the securities subject to the option as long as the option is outstanding, or the Portfolio will use the other methods described below. The Portfolio’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A covered put option written by the Portfolio would obligate the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Put options are “covered” when the Portfolio has segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

Writing Covered Call and Put Options on Securities Indices.    The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

Writing Uncovered Call and Put Options on Securities and Securities Indices.    The Portfolio may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Portfolio to substantial losses. The Portfolio will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Portfolio can satisfy its obligations under the option.

Purchasing Call and Put Options.    The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options.    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

The Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the “SEC”) changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of SBFM and/or the Portfolio’s investment advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a investment adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Portfolio’s holdings and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options.    The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the manager that such contracts are necessary or appropriate in the management of the Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes, including protecting against anticipated changes in the value of securities the Portfolio intends to purchase.

The manager has claimed an exclusion from the definition of commodity pool operator (“CPO”) and, therefore, is not subject to registration or regulation as a CPO under the rules of the CFTC.

The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an investment adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

U.S. Government Securities.    The U.S. Government securities in which the Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S.

Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not provide for the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. For tax and accounting purposes, the Portfolio accrues income on these investments that is distributable to shareholders. Since no cash is received at the time of accrual, a liquidation of portfolio securities may be required to satisfy the Portfolio’s distribution obligations. If a liquidation occurs, the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

When-Issued and Delayed Delivery Securities.    To secure an advantageous price or yield, the Portfolio may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. The Portfolio will enter into such transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Portfolio prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Portfolio will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

These are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. Government securities, the public’s perception of the creditworthiness of the issuers. In general, U.S. Government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. Government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase of securities on a when-issued or delayed-delivery basis by the Portfolio, the Portfolio will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Portfolio’s payment obligations).

Repurchase Agreements.    The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral on an ongoing basis. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio’s total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Borrowing.    Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio’s shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. The Portfolio’s loan of securities will be collateralized by cash, letters of credit or U.S. Government securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Illiquid Securities.    The Portfolio will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the investment advisers. The investment advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the investment advisers’ application of these guidelines and procedures. The inability of the Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Temporary Investments.    For temporary defensive purposes during periods when an investment adviser of the Portfolio, in consultation with the manager, determines that pursuing the Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio’s U.S. dollar-denominated temporary investments are managed by SBFM. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Board of Trustees.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present in person or by proxy at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

Under the investment restrictions adopted by the Portfolio:

1.  The Portfolio will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.  The Portfolio will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  The Portfolio will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  The Portfolio will not borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, short sales, forward roll transactions and similar investment strategies and techniques and (c) for short-term purposes to satisfy margin requirements or calls.

5.  The Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.  The Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities), except in connection with short-sales of securities. For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

7.  The Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

8.  The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of Portfolio securities.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Portfolio are made by the investment adviser(s), subject to the overall review of the manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by an investment adviser, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by an investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, each investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the investment adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Investment Advisory Agreement between the Trust and an investment adviser authorizes the investment adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act provided to the Portfolio and/or other accounts over which the investment adviser or its affiliates exercise investment discretion. The fees under the investment management agreement and the investment advisory agreements, respectively, are not reduced by reason of the Portfolio’s investment advisers receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and in which commissions may be paid. For the fiscal year ended March 31, 2005, the Portfolio directed brokerage transactions to brokers because of research services provided:

Total Brokerage Commissions Paid	Amount of Transactions Involving Commissions Paid to Brokers
$337,050	$460,273,099

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. The Portfolio will not purchase any security, including U.S. Government securities or obligations, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

The Portfolio may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

The following table sets forth certain information regarding the Portfolio’s payment of brokerage commissions for the fiscal years ended March 31, 2005, March 31, 2004 and March 31, 2003:

Fiscal Year ended March 31,	Total Brokerage Commissions	Commissions paid to CGM	% of Total Brokerage Commissions paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
2005	$794,967	$0	0%	0%
2004	$1,521,384	$0	0%	0%
2003	$1,290,338	$0	0%	0%

The following table lists holdings by the Portfolio of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the Portfolio:

		Value of Securities Held
Fund Name	D=Debt E=Equity	As of Fiscal Year Ended March 31, 2005
Bank of America Securities LLC	E	$163,170
Bear, Stearns & Co.	E	109,890
Goldman Sachs	E	98,991
Goldman Sachs	D	1,377,000
Lehman Brothers	E	169,017
Lehman Brothers	D	111,514
State Street Bank & Trust Co.	E	253,576
State Street Bank & Trust Co.	D	8,728,000

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures developed by CAM, the Citigroup business unit that includes the manager, with respect to the disclosure of the Portfolio’s securities and any ongoing arrangements to make available information about the Portfolio’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about the Portfolio’s securities holdings is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding the Portfolio’s securities holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio’s business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor. Currently, the Portfolio discloses its complex portfolio holdings approximately 25 days after calendar end on their website www.citigroup.com.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a certain situations, including:

1.  The Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Portfolio) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The Portfolio’s sector weightings, performance attribution (e.g. analysis of the portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The Portfolio’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its independent directors, and its independent registered accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Portfolio’s securities holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Trust’s Board.

The approval of the Portfolio’s CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Trust’s Board at its next regularly scheduled meeting.

Set forth below are charts showing those parties with whom CAM, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the Portfolio releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Portfolio Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, the Portfolio also may release its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Beofre Dissemination
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None

Portfolio Turnover

The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. As a result of its investment strategies, the Portfolio is authorized to engage in transactions involving options and under certain market conditions they may experience increased portfolio turnover. For instance, the exercise of a substantial number of options written by the Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year. For the fiscal years ended March 31, 2005 and March 31, 2004, the portfolio turnover rate was 180% and 253%, respectively.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, Portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Portfolio’s shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

In addition, the Portfolio’s use of merger arbitrage probably will result in high portfolio turnover rates because of the relatively short period of time that elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months while tender offers are normally completed in less than two months. Such short-term trading involves increased brokerage commissions which expense is ultimately borne by the shareholders.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Investment Advisers; Administrator

SBFM serves as investment manager to the Portfolio pursuant to an investment management agreement (“Management Agreement”). Each investment adviser serves as investment adviser to the Portfolio pursuant to separate written agreements with the Portfolio (“Advisory Agreements”) and SBFM. SBFM also serves as administrator to the Portfolio pursuant to a written agreement (“Administration Agreement”).

The Portfolio bears its own expenses, which generally include all costs not specifically borne by the investment advisers and SBFM. Included among the Portfolio’s expenses are: costs incurred in connection with the Portfolio’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations.

As administrator, SBFM generally oversees all aspects of the Trust’s administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust’s shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The Portfolio pays SBFM a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio’s average daily net assets.

Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of Portfolio’s average daily net assets. In addition, SBFM pays each investment adviser a fee, calculated daily and paid monthly, based on the rates applied to each investment adviser’s allocated portion of the Portfolio’s average daily net assets. The management fee paid to SBFM is a maximum of 1.80%. The applicable investment advisory fee paid by SBFM to each investment adviser and the names of the investment advisers are indicated below:

Investment Adviser	Investment Advisory Fee
Calamos Advisors LLC	1.00%
SSI Investment Management Inc.	1.00%
Franklin Portfolio Associates LLC	1.00%
Freeman Associates Investment Management LLC	0.90%

For the fiscal years ended March 31, 2005, March 31, 2004 and March 31, 2003, the Portfolio incurred investment management and administration fees as follows:

Fiscal Year ended March 31,	Management Fee		Administration Fee
2005	$2,146,265	*	$336,733
2004	$2,881,951		$430,737
2003	$1,811,581		$285,745

*	Of this amount, the manager waived $3,941.

The manager has agreed to waive a portion of the fees otherwise payable to it by the Portfolio so that the manager would retain, as its annual management fee, no more than 0.30% of the Portfolio’s average daily net assets.

SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. SBFM is a registered investment adviser that renders investment advice to investment company clients. As of March 31, 2005, SBFM had aggregate assets under management of approximately $111.1 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named The Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on The Consulting Group’s comprehensive database of money management firms, through which The Consulting Group tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and conducts over 300 on-site evaluation visits annually to advisers. As of March 31, 2005, The Consulting Group provided services with respect to over $260.4 billion in client assets representing approximately 718,419 separate accounts under a variety of programs designed for individual and institutional investors.

Calamos Advisors LLC (“Calamos”) is a limited liability company organized under the laws of the State of Delaware and is located at 2020 Calamos Court, Naperville, Illinois 60563.

SSI Investment Management Inc. (“SSI”) is a corporation organized under the laws of the State of California and is located at 357 North Canon Drive, Beverly Hills, California 90210.

Franklin Portfolio Associates LLC (“Franklin”) is a limited liability company and is located at Two International Place, 22nd Floor, Boston, Massachusetts 02110. It is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

Freeman Associates Investment Management LLC (“Freeman”) is a limited liability company and is located at 16236 San Dieguito Road, Rancho Santa Fe, California 92067.

SBFM and the investment advisers each pay the salaries of all officers and employees who are employed by them and the Trust, and the manager maintains office facilities for the Trust. The manager and the investment advisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreements

The members of the Board of the Trust, including the Trust’s Independent Trustees, received information from the manager to assist them in their consideration of the Portfolio’s Management Agreement and subadvisory agreements (the “Sub-Advisory Agreements”). The Board received and considered a variety of information about the manager, Calamos, SSI, Franklin and Freeman, the Portfolio’s sub-advisers (collectively, the “Subadvisers”) and the Portfolio’s distributor, as well as the advisory, subadvisory and distribution arrangements for the Portfolio and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreements

In approving the Management Agreement and Sub-Advisory Agreements, the Trust’s Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of the Services under the Management and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Portfolio and its shareholders by the manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the manager about the management of the Portfolio’s affairs and the manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the manager and the Subadvisers took into account the Trustees’ knowledge and familiarity gained as Board members of other funds in the CAM fund complex, including the scope and quality of the manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Trust’s expanded compliance programs. The Board also considered the manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the manager regarding the implementation to date of the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio. The Board also considered the willingness of the manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered the manager’s brokerage policies and practices, the standards applied in seeking best execution, the manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the Performance Universe. The Board also noted that it had received information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

The information comparing the Portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “specialty diversified equity funds” by Lipper, showed that the Portfolio’s performance for all time periods presented was within the median range. The Board noted that the comparison to the Lipper peer group is not a fair comparison due to the multiple strategies employed within the Portfolio, as compared with the single strategies within the Lipper universe. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the manager and Subadvisers in light of the nature, extent and quality of the management and subadvisory services provided by the manager and the Subadvisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements should be discontinued. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the manager, not the Portfolio, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Portfolio’s shareholders.

Additionally, the Board received and considered information comparing the Portfolio’s Contractual Management Fee and Actual Management Fee and the Portfolio’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Trust officers (including the Trust’s chief executive, chief financial and chief compliance officers), and that the manager coordinates and oversees the provision of services to the Portfolio by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered information about the Subadvisers’ fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadvisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the manager after payment of the subadvisory fees. The Board received an analysis of complex-wide management fees provided by the manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Portfolio’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Trust’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Portfolio’s Contractual and Actual Management Fees and its actual total expense ratio to its expense group, consisting of five retail no-load funds (including the Portfolio) that are classified as “specialty diversified equity funds” by Lipper, showed that the Portfolio’s Contractual and Actual Management Fees were higher than the range of management fees paid by the other funds in the expense group and that both were higher than the median. The Board noted that the Portfolio’s actual total expense ratio was within the median range. The Board determined to continue to monitor the management fees and total expenses of the Portfolio.

Taking all of the above into consideration, the Board determined that the Management Fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager and Subadviser Profitability

The Board received and considered a profitability analysis of the manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the manager’s methodology. To the extent available, the Board also reviewed information provided by the Subadvisers with respect to the Subadvisers’ profitability in providing subadvisory services to the Portfolio. Each of the manager’s profitability and, to the extent available, the Subadvisers’ profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of Scale

The Board received and considered information regarding whether there have been any economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the manager’s and Subadvisers’ profitability data, the Board believed that the manager’s and Subadvisers’ sharing of current economies of scale with the Portfolio was adequate.

Other Benefits to the Manager and the Subadvisers

The Board considered other benefits received by the manager, the Subadvisers and their affiliates as a result of their relationship with the Portfolio, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Portfolio shareholders.

In light of the costs of providing investment management and other services to the Portfolio and the manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the manager and its affiliates received were considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management and Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements in an executive session with their independent legal counsel at which no representatives of the manager or subadvisers were present.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

As noted in the prospectus, subject to the supervision and direction of the manager and, ultimately, the Board of Trustees, each investment adviser manages the securities held by that portion of the Portfolio it advises in accordance with the Portfolio’s stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers for the Portfolio and thereafter monitoring investment advisers’ performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with investment advisers. In evaluating prospective investment advisers, the manager considers, among other factors, each investment adviser’s level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel facilities and financial strength; and quality of service and client communications. The manager has responsibility for communicating performance expectations and evaluations to investment advisers and ultimately recommending to the Board of Trustees whether investment advisers’ contracts should be renewed, modified or terminated. The manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The manager is also responsible for conducting all operations of the Trust except those operations contracted to the investment adviser, custodian, transfer agent or administrator.

Investors should be aware that the manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular investment advisers. However, the manager’s decisions, including the identity of the investment adviser and the specific amount of the manager’s compensation to be paid to the investment adviser are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Independent Trustees who are not affiliated with the manager or any of its affiliates.

Investors should also be aware that through Citigroup Global Markets Advisory Services The Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the portfolios of the Trust recommended for the participant’s investments. At the same time, The Consulting Group serves as the Trust’s manager with responsibility for identifying, retaining, supervising and compensating each portfolio’s investment adviser and receives a fee from each portfolio of the Trust. The portion of such fee that is retained by the manager varies based on the portfolio involved. Consequently, The Consulting Group, when making asset allocation recommendations for participants in Citigroup Global Markets Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the Trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the “Exemption”) from certain provisions of the 1940 Act that would otherwise require the manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with investment advisers. The Exemption provides that, among other things: (1) the manager will select, monitor, evaluate and allocate assets to the investment adviser and ensure that the investment advisers comply with the Portfolio’s investment objective, policies and restrictions; (2) shares of the Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new investment adviser and its investment advisory contract within 90 days of the engagement of a new investment adviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the Independent Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the manager still require shareholder approval.

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager and investment advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the manager and investment advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the manager and investment advisers use when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Trust or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager and investment advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager and investment advisers always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

The proxy voting policies of the investment advisers, or summaries thereof, are also found in Appendix B.

Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-451-2010, and on the SEC’s website at http://www.sec.gov.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, SBFM, the manager and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Portfolio, its manager and distributor are on file with the SEC.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP serves as counsel to the Trust. Stroock & Stroock & Lavan LLP serves as counsel to the Independent Trustees.

KPMG LLP has been selected to serve as the independent registered public accounting firm of the Trust and has rendered an opinion on the Trust’s most recent financial statements for the year ending March 31, 2005.

Organization of the Trust

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the “Trust Agreement”).

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. Citicorp Trust Bank, fsb, the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of March 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s) — Calamos	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John P. Calamos, Sr.*	18 Registered investment companies with $27,957,888,789 in total assets under management	3 Other pooled investment vehicles with $134,969,802 in assets under management	25,632 Other accounts with $10,029,260,367 in total assets under management
Nick P. Calamos*	18 Registered investment companies with $27,957,888,789 in total assets under management	3 Other pooled investment vehicles with $134,969,802 in assets under management	25,632 Other accounts with $10,029,260,367 in total assets under management
John P. Calamos, Jr.*	7 Registered investment companies with $15,340,378,194 in total assets under management	2 Other pooled investment vehicles with $72,637,877 in assets under management	25,632 Other accounts with $10,029,260,367 in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of March 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos, Sr.	1	50,752,437	2	72,637,877	1	8,503,874
Nick P. Calamos	1	50,752,437	2	72,637,877	1	8,503,874
John P. Calamos, Jr.	None		2	72,637,877	1	8,503,874

Portfolio Manager(s) — Franklin	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Oliver E. Buckley*	3 Registered investment companies with $304,133,304.62 in total assets under management	0 Other pooled investment vehicles	18 Other accounts with $4,299,344,060.62 in total assets under management
John S. Cone*	3 Registered investment companies with $10,068,028,034.46 in total assets under management	0 Other pooled investment vehicles	15 Other accounts with $3,901,230,437.84 in total assets under management
Michael Dunn*	5 Registered investment companies with $1,662,835,730.03 in total assets under management	0 Other pooled investment vehicles	9 Other accounts with $1,129,678,995.32 in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of March 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Oliver E. Buckley	None	None	None	None	5	$2,193,547,200.15
John S. Cone	2	$8,706,290,077.28	None	None	1	$151,043,774.40
Michael F. Dunn	None	None	None	None	1	$733,902,129.96

Portfolio Manager(s) — Freeman	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Maninder Hunjan*	0 Registered investment companies	2 Other pooled investment vehicles with $365,151,454 in assets under management	3 Other accounts with approximately $564,000,000 in total assets under management
Jeffrey Norman*	0 Registered investment companies	0 Other pooled investment vehicles	1 Other account with $103,757,272.17 in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of March 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Maninder Hunjan	None	None	1	311,688,742	2	522,270,958
Jeffrey Norman	None	None	1	311,688,742	2	522,270,958

Portfolio Manager(s) — SSI	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John D. Gottfurcht*	0 Registered investment companies	3 Other pooled investment vehicles with $171,208,754 in assets under management	62 Other accounts with $1,112,857,934 in total assets under management
George M. Douglas*	0 Registered investment companies	3 Other pooled investment vehicles with $171,208,754 in assets under management	62 Other accounts with $1,112,857,934 in total assets under management

*	Number of accounts and assets for which advisory fee is performance based as of March 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John D. Gottfurcht	None	None	1	27,705,750	8	572,401,301
George M. Douglas	None	None	1	27,705,750	8	572,401,301

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Portfolio’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of portfolio shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Calamos

As of December 31, 2004, John P. Calamos, Sr., Nick P. Calamos, John P. Calamos, Jr. (the “Calamos portfolio managers”) have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus. The amounts paid to Calamos portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus. Also, due to the Calamos portfolio managers’ ownership and executive management positions with Calamos Advisors LLC and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2004, the additional corporate objectives were advisory fee revenue, measured by growth in revenues compared to industry percentages; marketing effectiveness, as measured by growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.

Prior to entering into employment agreements, John P. Calamos, Sr. and Nick P. Calamos each received compensation in the form of salary, bonus and distributions due to their unique ownership positions with Calamos Advisors, its parent company and their predecessor companies. At that time, compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions was benchmarked against industry compensation standards, but also was determined by income growth, revenue growth and growth of assets under management.

Franklin

Each portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Franklin Portfolio Associates Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Franklin’s performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Franklin.

All portfolio managers are also eligible to participate in the Franklin Portfolio Associates Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Franklin (capped at 20% per year). Management of Franklin has discretion with respect to actual participation and award size.

In addition, portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon Financial Corporation’s, the parent company of Franklin, elective deferred compensation plan.

Freeman

Compensation is same for all portfolio managers. Freeman pays highly competitive compensation keyed to firm and individual performance. Portfolio manager compensation primarily consists of base salary and bonuses. Base salaries are determined by competitive analysis of industry standards for similar positions. Cash bonuses are paid annually and are based on firm profitability. The firm’s executive management committee establishes firm profitability targets each year.

For investment professionals, bonuses are also determined by analyzing individual contributions to investment performance relative to benchmarks and peer groups. Bonuses can range up to 200% of base salaries.

SSI

Each of SSI’s portfolio managers receives an annual performance review to help ascertain a competitive compensation package. Each member of the investment team has specific objectives to meet that have been developed utilizing both quantitative and qualitative factors. The quantitative factors are derived by comparing the individual performance to a “model” portfolio. Qualitative factors include professional and personal integrity, investment performance by sector, adherence to compliance standards, effective communication and decision-making, and overall contribution to investment results. All of these variables along with the total team performance form the basis for all compensation decisions.

Each employee is considered for a “merit” based core bonus that is normally paid in December. The Core bonus is based on the individual performance and the performance of SSI.

Once an employee becomes eligible to participate in SSI’s retirement program, SSI may make payments to her Salary Reduction Simplified Employee Pension account. SSI makes a payment that is a percentage of each employee’s base salary. SSI’s contribution may vary each year and is based on SSI’s overall performance.

Once an employee has passed their two-year anniversary, she becomes eligible to participate in SSI’s Incentive Stock Option program. Eligibility does not guarantee participation. Through this program employees become eligible for stock options that vest over a 4-year period. The options entitle each shareholder to receive a distribution of SSI’s profits. The options vest 20% immediately upon distribution and 20% each year and become fully vested in 4 years. Participation in the program is at the discretion of SSI’s Board of Directors.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the Trust have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Trust will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to favor certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment adviser and its affiliates.

Calamos

Calamos Advisers is responsible for managing both the Portfolio and other registered investment companies and accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of the Portfolio and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Portfolio and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Portfolio in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

Freeman

There are no material conflicts that have arisen in connection with Freeman’s management of the Portfolio’s investment and Freeman’s other accounts. Freeman does not anticipate any material conflicts of interest in the future. All of Freeman’s core investment strategies invest in exchange-listed, liquid equity securities.

Freeman has adopted the AIMR Code of Ethics and Standards of Practice for trade allocation. Orders may be combined from different portfolio managers and different investment styles if it is advantageous to do so across all client accounts. Partial fills are allocated on a pro-rata basis. When client orders are block traded in a particular security and executed in a series of transactions on a given day, each account will reflect the average price paid or received on that day.

Franklin

There are no material conflicts of interest as either all the accounts managed by Franklin are in the same strategy or are in mutually complimentary strategies. Our quantitative investment process ensures that all accounts in a given strategy are managed using the same valuation models and hence will be exposed to equal investment opportunities. Client orders are routinely aggregated across portfolios within the same investment strategy and rebalancing cycle. Filled orders are allocated on a strictly pro-rata basis.

SSI

There are no material conflicts of interest as either all the accounts managed by SSI are in the same strategy or are in mutually complimentary strategies. In addition, no affiliate of SSI (as defined in the 1940 Act) received any compensation (directly or indirectly) from the Portfolio or any affiliate of the Portfolio. SSI does not have any affiliates. No affiliate of the Portfolio received any compensation from the Portfolio. Client orders are routinely aggregated across portfolios within the same investment strategy and rebalancing cycle. Filled orders are allocated on a pro-rata basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager as of March 31, 2005.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Calamos Advisors LLC
John P. Calamos, Sr.	None
Nick P. Calamos	None
John P. Calamos, Jr.	None

Franklin Portfolio Associate LLC
Oliver E. Buckley	None
John S. Cone	None
Michael F. Dunn	$10,001 - $50,000

Freeman Associates Investment Management LLC
Maninder Hunjan	None
Jeffrey Norman	None

SSI Investment Management Inc.
John D. Gottfurcht	None
George Douglas	None

PURCHASE OF SHARES

Purchases of shares of the Portfolio through an advisory service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of the Portfolio.

Shares of the Portfolio are available to participants in advisory services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Advisory services generally provide investment advice in connection with investments among the portfolios of the Trust by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets within the Portfolio. Usually under an Advisory service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser. Shares of the Portfolio may be sold to clients of CGM or its affiliates that are not participants in an Advisory Service.

The TRAK® Personalized Investment Advisory Service (“TRAK”) sponsored by CGM is one such advisory service. Under the TRAK program The Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the portfolio based on an evaluation of an investor’s investment objective and risk tolerances. Shares of a portfolio are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. The Consulting Group is paid directly by the investors purchasing portfolio shares based on the recommendation of investment advisers other than The Consulting Group. Those investors who contract with The Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Portfolio is included in the prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio’s shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

The Portfolio’s net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio’s shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of the Portfolio’s net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating the Portfolio’s net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to the Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating the Portfolio’s net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option that is written by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board’s valuation policies, SBFM may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by the Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

TAXES

The following is a summary of certain material federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolio by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio.

The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolio and Its Investments

The Portfolio intends to continue to qualify in each year as a separate “regulated investment company” under the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Portfolio will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Portfolio’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short- term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding the federal income taxes that are referred to above, as well as an additional 4% federal excise tax. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

The Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

Special tax rules apply to the Portfolio when it enters into swap contracts. Generally, swaps are “notional principal contracts,” which are defined as financial instruments providing for the periodic payment by one party to the other of an amount calculated by reference to a specified index upon a “notional principal amount.” In return, the counterparty agrees to pay similar amounts, calculated using the same notional principal amount and a different index. As a result of entering into notional principal contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a notional principal contract is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a notional principal contract will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year).

A “bullet swap” provides for the computation of an amount due from one party to the other based on a notional principal amount and a specified index, but it provides for the settlement of both parties’ obligations at or close to the maturity of the bullet swap. Under Proposed Regulations, gains or losses arising from the settlement of a bullet swap are treated as capital gains or losses. In a “credit default swap,” the buyer pays a periodic amount calculated with reference to a notional principal amount and a fixed number of basis points; in return, the seller pays the decline in value below par of a reference security of the same notional principal amount if, depending on the terms of the swap, there is a default on the reference security or if the issuer or guarantor of the security is subject to a “credit event” during the term of the swap. The proper tax treatment of a credit default swap is unclear.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

As a general rule, the Portfolio’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such withholding taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Portfolio’s investments.

If the Portfolio acquires an equity interest (including a depositary receipt for shares of stock) in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”), the Portfolio itself may be subject to federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such PFIC or gain from the disposition of its equity interest in such PFIC, even if the distribution or gain is distributed by the Portfolio to its shareholders. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund,” in lieu of the treatment described above, the Portfolio would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the Portfolio’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of the PFIC rules.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

The Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends of the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividends received by the Portfolio in that taxable year if such qualified dividends account for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.

For this purpose, “qualified dividends” generally means dividends received by the Portfolio from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax-exempt corporations. Also, dividends received by the Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividends.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by the Portfolio that are attributable to certain dividends received by the Portfolio from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from the Portfolio that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Portfolio holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). The Portfolio’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which the Portfolio has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Portfolio diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Portfolio shares for which a corporate shareholder satisfies the same holding period rules applicable to the Portfolio, and the deduction is subject to limitations on debt financing at both the Portfolio and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Portfolio shares may be reduced by the receipt of “extraordinary dividends” from the Portfolio, and to the extent such basis would be reduced below zero, current recognition of income would be required.

If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio’s gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio’s shares is reduced below the investor’s cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Notices.    Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio’s prior taxable year as to the federal income tax status of the Portfolio during the Portfolio’s prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

Backup Withholding.    If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to “backup withholding,” then the shareholder may be subject to a “backup withholding” tax with respect to (i) Portfolio dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual’s taxpayer identification number is his or her social security number. The “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

If a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by the Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). This legislation applies for taxable years beginning before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Portfolio that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (before January 1, 2008) a regulated investment company or “RIC”, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning.

Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio’s distributor on a best efforts basis pursuant to a written agreement dated June 5, 2000, which was approved by the Trustees.

CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

State Street Bank and Trust Company (“State Street Bank”), located at 225 Franklin Street, Boston, MA 02110, serves as the custodian for the Portfolio. The assets of the Portfolio are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the Trust, State Street Bank is authorized to establish separate accounts for foreign securities owned by the Portfolio to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolio. For its custody services, State Street Bank receives monthly fees charged to the Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. State Street Bank is also reimbursed by the Portfolio for out-of-pocket expenses, including the costs of any foreign and domestic sub-custodians.

Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Portfolio’s transfer and dividend-paying agent (“Transfer Agent”). Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio and its shareholders. For these services, the Transfer Agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Portfolio’s sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and distributes dividends and distributions payable by the Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month, and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Portfolio’s Annual Report for the fiscal year ended March 31, 2005 is incorporated herein by reference in its entirety. The Annual Report was filed on June 9, 2005, Accession Number 0001193125-05-122946.

APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody’s Investors Services, Inc.

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)—Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

The Standard & Poor’s Division of the McGraw Hill Companies, Inc. (“Standard & Poor’s”)

AAA—Debt rated “AAA” has the highest rating assigned by Standard & Poor’s Ratings Group (“S&P”). Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Issuers rated “Prime-l” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3

APPENDIX B

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management (CAM)

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY

For those clients for whom Freeman Associates Investment Management LLC (“Freeman Associates”) has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

1)  provides the client with this written proxy voting policy—which may be updated and supplemented from time to time;

2)  applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

3)  documents the reasons for voting, including exceptions;

4)  keeps records of such proxy voting available for inspection by the client or governmental agencies—to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

5)  monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center (“PIC”)

PIC is a division of Institutional Shareholder Services (“ISS”), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates’ client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done

The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans’ beneficiaries must be invested “. . . solely in the best interest of the beneficiaries . . .” of the plan. Another ERISA requirement is that such assets be managed with “care, skill, prudence and diligence.  . . .” Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of “apples to apples.” An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an “M” or “S” at the beginning of the code. All “M” codes are issues place on the ballots by company management. All “S” codes are shareholder proposal initiatives.

There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

MAJOR CODING CATEGORIES

Management Proposal Categories

M0100	ROUTINE/BUSINESS ISSUES—MGMT

M0200	DIRECTORS’ RELATED—MGMT

M0300	CAPITALIZATION RELATED—MGMT

M0400	REORGANIZATION/MERGER—MGMT

M0500	NON-SALARY COMPENSATION RELATED—MGMT

M0600	ANTI-TAKEOVER RELATED—MGMT

Shareholder Proposal Categories

S0100	ROUTINE/BUSINESS ISSUES—SH

S0200	DIRECTORS’ RELATED—SH

S0300	CORPORATE GOVERNANCE RELATED—SH

S0400	SOCIAL/HUMAN RIGHTS RELATED—SH

S0500	COMPENSATION RELATED—SH

S0600	GENERAL ECONOMIC ISSUES—SH

S0700	HEALTH/ENVIRONMENTAL ISSUES—SH

S0800	OTHER/MISCELLANEOUS

Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

Keeping in mind the concept that no issue is considered “routine”, outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:

I.    When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

II.    When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

•	Capitalization changes which eliminate other classes of stock and differential voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Other stock based plans which are appropriately structured

•	Reductions in supermajority vote requirements

•	Adoption of Anti-greenmail provisions

III.    When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

•	Capitalization changes which add classes of stock which are “blank check” in nature or that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

•	Classified boards of directors

•	Reincorporation into a state which has more stringent Anti-takeover and related provisions

•	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

•	Excessive compensation or non-salary compensation related proposals

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

I.    When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Establishing audit, nominating, or compensation committees

•	Bylaw or charter amendments to be made only with shareholder approval

•	Submit shareholder rights plan poison pill to vote or redeem

•	Confidential voting

•	Expanded reporting of financial or compensation related information within reason

•	Undo various Anti-takeover related provisions

•	Reduction or elimination of supermajority vote requirements

•	Anti-greenmail provisions

•	Opting-out of state business combination provisions

II.    When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Limiting tenure of directors

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

•	Proposals which require inappropriate endorsements or corporate actions

FRANKLIN

PORTFOLIO ASSOCIATES LLC,

a subsidiary of

MELLON FINANCIAL CORPORATION

PROXY VOTING POLICY

(Approved 6/03)

1.    Scope of Policy—This Proxy Voting Policy has been adopted by Mellon Financial Corporation (“Mellon”), the investment advisory subsidiaries of Mellon (the “Subsidiaries”) and the investment companies advised by the Subsidiaries (the “Funds”).

2.    Stock Ownership Rights as Assets—We recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.    Exclusive Benefit of Beneficiaries—We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of the Funds, or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

4.    Long-Term Perspective—We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

5.    Limited Role of Shareholders—We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

6.    Anti-takeover Proposals—We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

7.    “Social” Issues—On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

8.    Proxy Voting Process—Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to the Mellon Proxy Policy Committee (the “Committee”) for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account’s beneficial owners.

9.    Material Conflicts of Interest—We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

10.    Securities Lending—We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

11.    Recordkeeping—We will keep, or cause our agents to keep, the records for each voting proposal required by law.

12.    Disclosure—We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

DOMESTIC PROXY VOTING GUIDELINES

(Revised 2/02)

The following are general guidelines used in voting proxies. However, it should be noted that many items are considered on a case-by-case basis in light of the particular circumstances which may alter the application of the general guidelines. Guidelines are reviewed and amended from time to time at the discretion of the Proxy Policy Committee (“PPC”)

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Board of Directors/Election-Regular (Revised 3/96)	Guideline A, but refer to PPC if 30% or more of board is being changed. If nominee has disclosure of the following: • SEC reporting omission, such as Forms 4 and 5, For • SEC or grand jury investigation only, For • Settled without admitting or denying fault and fines under $200,000, For. With fines $200,000 and above, refer to PPC • Indictment on criminal charges, refer to PPC • Adjudication of guilt on criminal charges, Withhold • Violation of SEC or CFTC rules and fines imposed or enforcement action taken, such as suspension or bar, Withhold	1) Company’s record; 2) Pay/performance rankings; 3) Retirement benefits for directors; 4) Anti-takeover activities; 5) Voting attendance; 6) Stock ownership; and 7) Interlocks.	1.

Board of Directors/Election-Contested	Refer to PPC.	Above, plus: 1) Specificity of and likelihood of challenger achieving stated goals; and 2) Possible profit disgorgement or loss of voting power effect of anti-takeover statutes (e.g., PA and OH) 3) Board representation sought relative to share ownership	2.

Board of Directors/Classified Board (Revised 4/94)	Against		3.

Board of Directors/Cumulative Voting	Against		4.

Board of Directors/Director Incentive Compensation	Guideline A, but refer to Proxy Policy Committee if 1) not limited to outside directors or 2) aggregate outstanding options to all persons could result in 10% or greater dilution	1) Dilution 2) Amount of existing shares owned; 3) Plans contain change of control provisions	5.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Board of Directors/Indemnity and Liability Protection	Guideline A		6.

Board of Directors/Shareholder Vote on Nominees (“Equal Access”)	For if group holds 5% of outstanding shares; otherwise Against		7.

(Revised 4\94)

Board of Directors/Majority Outsider Composition	Guideline A		8.

Board of Directors/Timing for submitting Nominees (Revised 2/98)	Vote For Advance Notice of 90 days or less. Against if greater than 90 days.		9.

Board of Directors/Limits on Ability of Shareholders to Alter Size (Revised 2/98)	Vote Against if proposal removes shareholder right to vote.		10.

Board of Director/Set Number or Range (Revised 2/98)	For Boards of up to 15 members vote For a 50% increase or decrease from existing number of directors. Vote Against if the increase or decrease is greater than 50%. For Boards of more than 15 members, refer to PPC. If discretion is with the Board to set the number from time to time, vote Against.	For example, if the Board range is 7-10 and there are 8 directors, the range could increase to a maximum of 12. Similarly if there are 8 directors, then the number could increase to 12.	11.

Board of Directors/Supermajority Vote to Remove Directors (Revised 2/16/95)	Against		12.

Board of Directors/Stock Ownership Requirements for Directors	Guideline A		13.

Board of Directors/Limits on Terms of Office	Guideline A		14.

Board of Directors/Adjourn meeting (Revised 2/19/99)	Against		15.

Corporate Governance/Mergers, Reorganization, Sale of Company Assets, etc. (Revised 4/9/99)	Refer to PPC (1) if contested. If no fairness opinion was rendered and outside proxy advisor recommends against, Against. Otherwise Guideline A. Bankruptcy Reorganization Plans Vote to approve plan unless committee representing same class of stockholders disapproves.		16.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Corporate Governance/Reorganize into Holding Company and Subsidiaries (Revised 2/98)	Guideline A if shareholders maintain same control and reorganization is for greater flexibility in regulated industry e.g., bank holding company or utility holding company; otherwise, refer to PPC. If contested, refer to PPC.		17.

Corporate Governance/Shareholder Advisory Committees	Guideline A		18.

Corporate Governance/Approval of Auditors	Guideline A		19.

Corporate Governance/Common Stock Authorization for qualified 401k plan (Added 10/00)	For Request to fund increase of share issuance of company stock instead of cash for contribution to qualified 401(k) plan.		20.

Corporate Governance/Common Stock Authorization (Including Restricted Shares) (Revised 6/99)	For (1) if increase is not more than 100% of total of outstanding stock and reserved stock. For (2) if increase is more than 100% of total of outstanding stock and reserved stock and particular business purpose other than “general business purposes” is articulated. Otherwise, Against. For reduction in authorization.		21.

Corporate Governance/Preferred Stock Authorization (Revised 6/99)	For if there is a fairness opinion and outside proxy advisor recommends For. Vote Against if voting power of new stock is unspecified or greater than common stock voting power. Follow Guideline B if voting rights are specified to be equal to or less than common stock. Refer to PPC if management articulates specific purpose for new stock, even if voting rights are unspecified or greater than that for common stock.		22.

Corporate Governance/Elimination of Unissued Blank Check Preferred Stock or Class of Common Stock with Voting Rights Greater Than or Equal To Class Held. (2/19/99)	For		23.

Corporate Governance/Stock Split (Revised 2/19/99)	Stock split for increasing liquidity or to adjust for substantial increase in stock price, For. Reverse stock split where purpose is to maintain minimum stock exchange listing requirement, For. Decrease in common stock following reverse stock split, For.		24.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Corporate Governance/Amend or Approve Conversion of Securities (2/19/99)	Vote in accordance with recommendation of outside proxy advisor if outside proxy advisor is For; otherwise, refer to PPC.		25.

Corporate Governance/Disclosure and Reporting Requests (e.g., minority hiring; defense contracting) (Revised 2/19/99)	Guideline A		26.

Corporate Governance/Fair Price Provisions (e.g., fair price must be paid for all shares unless specified % of directors or shareholders approve proposed merger)	Guideline B, but also refer to PPC if approval is determined by more than a simple majority of continuing directors or if formula results in a price which would preclude mergers.		27.

Corporate Governance/Anti-Greenmail Proposals	For		28.

Corporate Governance/Poison Pill (Revised 2/19/99)	For proposals to submit to shareholder vote. Refer all others to PPC.	Sunset provisions, company performance, additional takeover protections	29.

Corporate Governance/Pre-emptive Rights	Against proposals to create rights or lessen limitations on rights. For proposals to remove or lessen rights.		30.

Corporate Governance/Appraisal Rights for Dissenters	Guideline A		31.

Corporate Governance/Shareholder Right to Call Special Meeting Shareholder Ability to Act by Written Consent	Against limits on simple majority’s ability to call. Against limiting shareholder right to act by written consent		32.

Corporate Governance/Stakeholder Provisions (e.g., consideration of constituencies other than shareholders)	Refer to PPC.		33.

Corporate Governance/Reincorporation— (Revised 8/93) (Revised 10/98)	Guideline A if reincorporating in state where principal place of business is located and not bundled. Guideline A if reincorporating in Delaware but refer to PPC if bundled with anti-takeover proposals. Guide A if analysis provides sufficient justification. All others: Refer to PPC.		34.

Corporate Governance/ Supermajority Votes to Amend Governing Documents	Guideline B if % within acceptable range; otherwise, refer to PPC.	51%—66 2/3% acceptable	35.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Corporate Governance/Super majority Approval of Mergers	Guideline B if % within acceptable range; otherwise, refer to PPC.	51%—66 2/3% acceptable	36.

Corporate Governance/Proposals for Obtaining Shareholder Approval of Targeted Share Placements	Refer to PPC.	% of outstanding shares to be placed, economic benefits, strategic benefits	37.

Corporate Governance/Unequal Voting Rights for Shares	Refer to PPC.		38.

Corporate Governance/Approval of Transactions between Corporation and Directors, Shareholders or Officers	Refer to PPC.		39.

Corporate Governance/Annual Meeting Time and Place	Guideline A		40.

Corporate Governance/Name Change	Guideline A		41.

Corporate Governance/Take action to permit REITs to be listed on stock exchange (Revised 10/98)	Guideline A		42.

Corporate Governance/Take action to preserve REIT status (Revised 2/19/99)	Guideline A		43.

Proxy System/Treatment of Abstention Vote as Votes “Cast”	For such treatment.		44.

Proxy System/Electronic Voting (Added 10/00)	For permitting electronic voting which is not bundled with any other requests.	.	45.

Proxy System/Confidential Voting-Independent Inspectors (Revised 4/94)	For. Allow exception to confidential voting if dissident groups will not comply, to level the playing field.	.	46.

Executive Compensation/Incentive Plans (Revised 4/9/99)	Utilize shareholder value transfer model. Against proposals that permit or are silent on repricing of stock options without shareholder approval. Against proposals permitting replacing of stock options without shareholder approval.	.	47.

Employee Stock Purchase Plan (Revised 2/98)	For if discount is 15% or less; otherwise to PPC.		48.

Executive Compensation/Restricted Stock Plans (Effective 3/96)	Utilize shareholder value transfer model.		49.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Executive Compensation/Proposals to submit ESOPs to Shareholder Vote	Guideline A, but refer to PPC for assessment of possible conflicts of interest where Mellon is or will be Trustee on any stock plan for company.		50.

Executive Compensation/Proposals to submit Tin Parachutes (larger class of employees covered than with golden parachutes) to Shareholder Vote (Revised 3/96)	Refer to PPC.		51.

Executive Compensation/Other Compensation Issues (e.g., salary levels, retirement benefits)	Guideline C	Industry norms	52.

Executive Compensation/Loans (Added 10/00)	For proposals where interest rate is in line with IRS rate or other prevailing market rate of interest, i.e., prime +1, T-bill, Libor, otherwise refer to PPC		53.

Mutual Funds (Revised 3/26/99)	Guidelines moved to separate document.		54.

Social Issues/South Africa (e.g., withdrawal, Sullivan principles, sales to South Africa, bank loan restrictions)	Guideline D	.	55.

Social Issues/Northern Ireland (e.g., MacBride principles and reports on operations in N.I.)	Guideline D		56.

Social Issues/Environment/CERES Principles (Revised 4/94)	Guideline D		57.

Social Issues/Military (e.g., report on conversion to civilian activity)	Guideline D		58.

Social Issues/Campaign Finance Reform	Guideline D		59.

Social Issues/Plant Closing Relocation Efforts	Guideline D		60.

Social Issues/Bank Lending in Lesser Developed Countries	Guideline D		61.

Social Issues/Nuclear Waste	Guideline D		62.

Social Issues/Foreign Policy-Trade with Communist Countries	Guideline D		63.

Social Issues/Sale of Controversial Products (e.g., napalm, infant formula)	Guideline D		64.

Social Issues/Genetic Engineering	Guideline D vote with Management as long as they are compliance with applicable laws/regulations		65.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Social Issues/Charitable Contributions	Guideline D		66.

Social Issues/Disclosure of Legal Fees	Guideline D		67.

Shareholder Proposal/Restrict Corporate Gift Policies (Revised 4/94)	Guideline D		68.

Shareholder Proposal/Restrict Corporate Pension Policies (Revised 4/94)	Guideline D		69.

Shareholder Proposal/Fair Labor Standards (Revised 2/19/99)	Guideline D		70.

Shareholder Proposal/Submit Golden Parachutes to Shareholder Vote (Revised 5/95)	Guideline D		71.

Shareholder Proposal/Restrict Corporate Trade Policies (Revised 4/94)	Guideline D		72.

Shareholder Proposal/Restrict Corporate Employment Policies (Revised 4/94)	Guideline D		73.

Shareholder Proposal/Separate Chairman & CEO (Revised 4/94)	Refer to PPC.		74.

Shareholder Proposal/Independent Nominating Committee or Board (Revised 2/98)	Refer to PPC.	Definition of Independent	75.

Shareholder Proposal/Require more than one candidate per board seat (Added 10/00)	Against	Requiring more than one candidate per board seat politicizes the director election process, reduces the ratio of qualified candidate to seats available and pre-eliminates otherwise qualified candidate who do not have the time, resources and appetite for a campaign process	76.

Shareholder Proposal/Minority Representation on Board (Revised 2/98)	Guideline D		77.

Shareholder Proposal/Labor Representation on Board (Revised 2/98)	Guideline D		78.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue	Mellon Policy (See Guideline Key)	Considerations for Case-by-Case Analysis
Shareholder Proposal/Executive Compensation or Disclosure (Revised 2/98)	Guideline D		79.

Shareholder Proposal/Require Shareholder approval to use existing blank check stock for antitakeover purposes (Revised 10/98)	Vote For		80.

Shareholder Proposal/Tobacco Related (2/19/99)	Guideline D		81.

Shareholder Proposal/Sales to Foreign Military (2/19/99)	Guideline D		82.

Shareholder Proposal/Change Ballot (Added 3/26/99)	Guideline A if ballot conforms to SEC standard and is similar to format used by most U.S. companies.		83.

Shareholder Proposal/Sale of Company Assets (Added 4/9/99)	If no fairness opinion was rendered and outside proxy advisor recommends against, Against.		84.

Shareholder Proposal/ Require Annual Election of Auditors by Shareholders (Added 4/9/99)	FOR		85.

Other proposals not addressed in guidelines (Revised 2/98)	Refer to PPC.		86.

KEY:

A=	Vote in accordance with management recommendation.
B=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if compensation not approved by committee of outside directors.
D=	Vote in accordance with management recommendation, but refer to Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

SSI INVESTMENT MANAGEMENT INC.

STATEMENT OF POLICIES AND PROCEDURES

RELATING TO PROXY VOTING

Adopted June 2003

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

1.    Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Officer” means the Firm’s Vice President of Finance and Administration, currently Syed Mehdi, or such other person as the Firm’s Board of Directors, Chief Executive Officer or President shall appoint from time to time.

2.    Use of Proxy Voting Service.    The Firm has retained the services of Institutional Shareholder Services, Inc. (“ISS”), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

3.    Discretionary Accounts.    The Firm will instruct each custodian for a Discretionary Account to deliver to the ISS all proxy solicitation materials received with respect to that Discretionary Account. The ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that the ISS receives copies of all proxy solicitation materials concerning such securities.

The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

(a)  Company Information.    The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

(b)  Proxy Voting Policies.

(i) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(1)  the proposal has a positive economic effect on shareholder value;

(2)  the proposal poses no threat to existing rights of shareholders;

(3)  the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(4)  the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

(ii)  The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(1)  the proposal has an adverse economic effect on shareholder value;

(2)  the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(3)  the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(4)  the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(5)  the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

(iii)  The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

(iv)  From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which is attached to this Statement and will be followed by ISS when voting proxies.

(c)  Conflicts of Interest.    Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the

Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

(d)  Shareholder Proposals by the Firm.    The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

(e)  Proxy Vote Summaries.    At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”) (such Investment Fund a “Registered Fund”), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. With respect to the proxy votes in respect of the portfolio securities a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

(i)  The name of the issuer of the portfolio security;

(ii)  The exchange ticker symbol of the portfolio security;

(iii)  The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

(iv)  The shareholder meeting date;

(v)  A brief identification of the matter voted on;

(vi)  Whether the matter was proposed by the issuer or by a security holder;

(vii)  Whether the registrant cast its vote on the matter;

(viii)  How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)  Whether the registrant cast its vote for or against management.

4.    Non-Discretionary Accounts.    The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Officer.

5.    Records.    The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party’s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.    BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CALAMOS ADVISORS LLC

Proxy Voting Policies and Procedures

Calamos Advisors LLC (“Calamos”), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the “Funds”), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

I.    Establishment and Operation of Proxy Committee

A.  Establishment Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the “Committee”), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment; and (vi) overseeing the voting process.

B.  Composition of the Committee

1.  General

The Committee shall consist of no more than seven and no less than three members from Calamos. These members must be representatives of Calamos’ Portfolio Management and Research Departments, one of which will be the manager of Investment Operations. Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

2.  Other Personnel

The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

C.  Meetings

The Committee shall meet as needed to fulfill its responsibilities hereunder.

D.  Materials for Review at each Meeting and Voting

1.  Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations. Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

2.  The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department (“Corporate Actions”).

3.  The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder. Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder. The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

4.  The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

II.    Voting Guidelines

A.  General

The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest. The guidelines are not exhaustive and do not include all potential voting issues. Accordingly, proxy voting decisions are handled on a case-by-case basis. However, if we believe that a company’s management and board have interests sufficiently aligned with the clients’ interest, we will generally vote in favor of proposals recommended by the company’s board.

B.  Specific Matters Submitted to Shareholders

1.  Corporate Governance and Structure

a.  Board of Directors/Trustees

Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors. In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.  Merger, Acquisitions, Reincorporation and Other Transactions

Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

c.  Anti-Take Over Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management’s or the board’s approval. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

d.  Capital Structure

Shareholders of companies are often presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split. Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

2.  Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

3.  Other Business Matters

Most proxy statements involve the approval of routine business matters, such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

III.    Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process. The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists. The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

IV.    Record Retention and Disclosure

A.  Record Retention

Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.  Disclosure

Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

V.    Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

CALAMOS ADVISORS LLC

Description of Proxy Voting Process

The following is a summary of the proxy voting policies and procedures used by Calamos Advisors LLC (“Calamos”) to follow in voting proxies relating to securities held by its clients for which it has voting authority.

To assist us in voting proxies, Calamos has established a Committee comprised of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines:

In general, if we believe that a company’s management and board have interests sufficiently aligned with our client’s interest, we will vote in favor of board-approved proposals. More specifically, we seek to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures, changes to capital structures, executive compensation plans, etc., that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of our clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, we will vote on a case-by-case basis on proposals presenting these transactions.

Finally, we have established procedures to help us resolve conflicts of interests that might arise when voting proxies for our clients. This procedure provides that the Committee, along with the Calamos Legal Department, will examine conflicts of interests of which we are aware and seek to resolve such conflicts in the best interests of our clients, irrespective of any such conflict.

Calamos advisory clients may obtain a copy of our Proxy Voting Policies and Procedures or their account’s voting record by calling (800) 582-6959 or by writing to us at Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60653.

PART A

PART B

PART C

Item 23. Exhibits

(a	)(1)	Master Trust Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on May 24, 1991 (the “Registration Statement”).

(a	)(2)	Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement.

(a	)(3)	Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 (“Pre-Effective Amendment No. 1”).

(a	)(4)	Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 (“Post-Effective Amendment No. 6”) to the Registration Statement on Form N-1A filed on March 18, 1994.

(a	)(5)	Amendment No. 4 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 (“Post-Effective Amendment No. 34”) to the Registration Statement on Form N-1A filed on July 29, 2002.

(a	)(6)	Amendment No. 5 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(7)	Amendment No. 6 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(8)	Amendment No. 7 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(9)	Amendment No. 8 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(10)	Amendment No. 9 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(11)	Amendment No. 10 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(12)	Amendment No. 11 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a	)(13)	Amendment No. 12 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a	)(14)	Amendment No. 13 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a	)(15)	Amendment No. 14 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 42.

(b	)(1)	By-Laws are incorporated by reference to the Registration Statement.

(b	)(2)	Amended and Restated By-Laws are incorporated by reference to Pre-Effective Amendment No. 1.

(b	)(3)	Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 38.

(c	)	Not Applicable.

(d	)(1)	Investment Management Agreement dated July 30, 1993 between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 (“Post-Effective Amendment No. 3”) to the Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d	)(2)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant’s Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(3)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant’s Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(4)	Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Seix Investment Advisors Inc. relating to Registrant’s Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28 (“Post-Effective Amendment No. 28”) to the Registration Statement on Form N-1A filed with the Commission on December 23, 1999.

(d	)(4)	Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant’s Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(6)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Smith, Barney Advisers, Inc.) and Standish, Ayer & Wood, Inc. relating to Registrant’s Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(7)	Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant’s International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d	)(8)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant’s Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(9)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds Management Inc.) and The Boston Company Asset Management LLC relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(10)	Investment Advisory Agreement dated March 10, 1995 between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d	)(11)	Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant’s Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(12)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Standish, Ayer & Wood, Inc. relating to Registrant’s Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(13)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Oechsle International Advisors L.P. relating to Registrant’s International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(14)	Investment Advisory Agreement dated March 3, 1994 between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant’s Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d	)(15)	Administration Agreement dated June 2, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d	)(16)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC Fund Management Inc.) and Western Asset Management Company relating to Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(17)	Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d	)(18)	Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

(d	)(19)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(20)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(21)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(22)	Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(23)	Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(24)	Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(25)	Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(25)	Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(26)	Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d	)(27)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Pegasus Investments, Inc. relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(28)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and State Street Global Advisors relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(29)	Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Advisors LLC relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(30)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Standish, Ayer & Wood, Inc. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(31)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and National Asset Management Corp. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(32)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(33)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant’s Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(34)	Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant’s S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(35)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant’s Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(36)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern Capital Management LLC relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(37)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(38)	Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant’s Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d	)(39)	Investment Advisory Agreement dated December 3, 2001 between Smith Barney Fund Management LLC and SSI Investment Management Inc. relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d	)(40)	Investment Advisory Agreement dated April 1, 2002 between Smith Barney Fund Management LLC and Franklin Portfolio Associates LLC relating to Registrant’s Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 34.

(d	)(41)	Investment Advisory Agreement dated December 21, 2001 between Smith Barney Fund Management LLC and Alliance Capital Management L.P. relating to Registrant’s Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(42)	Investment Advisory Agreement dated August 1, 2002 between Smith Barney Fund Management LLC and Deutsche Asset Management Investment Services Limited relating to Registrant’s International Equity Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(43)	Investment Advisory Agreement dated July 1, 2002 between Smith Barney Fund Management LLC and INVESCO Institutional (N.A.), Inc. relating to Registrant’s Balanced Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(44)	Investment Advisory Agreement dated July 9, 2002 between Smith Barney Fund Management LLC and Turner Investment Partners, Inc. relating to Registrant’s Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(45)	Investment Advisory Agreement dated October 1, 2002 between Smith Barney Fund Management LLC and Seix Investment Advisors Inc. relating to Registrant’s High Yield Investments is incorporated by reference to Post-Effective Amendment No. 35.

(d	)(46)	Investment Advisory Agreement dated December 17, 2002 between Smith Barney Fund Management LLC and Philadelphia International Advisors LP relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 36.

(d	)(47)	Investment Advisory Agreement dated April 2, 2003 between Smith Barney Fund Management LLC and Freeman Associates Investment Management LLC relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.

(d	)(48)	Investment Advisory Agreement dated April 3, 2003 between Smith Barney Fund Management LLC and Camden Asset Management L.P. relating to Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 38.

(d	)(49)	Investment Advisory Agreement dated January 2, 2004 between Smith Barney Fund Management LLC and Sands Capital Management, Inc. relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 39.

(d	)(50)	Investment Advisory Agreement dated March 23, 2004 between Smith Barney Fund Management LLC and William Blair & Company, LLC relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(51)	Investment Advisory Agreement dated April 1, 2004 between Smith Barney Fund Management LLC and Newgate LLP relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(52)	Investment Advisory Agreement dated April 1, 2004 between Smith Barney Fund Management LLC and Westfield Capital Management Company relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(53)	Investment Advisory Agreement dated May 28, 2004 between Smith Barney Fund Management LLC and Trusco Capital Management Inc. (Seix Investment Advisors Inc.) relating to High Yield Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(54)	Investment Advisory Agreement dated June 7, 2004 between Smith Barney Fund Management LLC and Western Asset Management Company relating to Core Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(55)	Investment Advisory Agreement dated June 17, 2004 between Smith Barney Fund Management LLC and Julius Baer Investments Ltd. relating to International Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(56)	Investment Advisory Agreement dated July 1, 2004 between Smith Barney Fund Management LLC and Cambiar Investors, LLC relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d	)(57)	Investment Advisory Agreement dated October 6, 2004 between Smith Barney Fund Management LLC and Pacific Investment Management Company LLC relating to International Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(e	)(1)	Distribution Agreement dated July 30, 1993 between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e	)(2)	Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorporated by reference to Post-Effective Amendment No. 23.

(e	)(3)	Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed on July 26, 2000 (“Post-Effective Amendment No. 30”).

(f	)	Not Applicable.

(g	)(1)	Custody Agreements between the Registrant and PNC Bank and Morgan Guaranty and Trust Company dated March 3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g)(2)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 34.

(h)(1)	Transfer Agency and Registrar Agreement between the Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(h)(2)

Form of Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(h)(3)	Form of Sub-Transfer Agency Agreement between the First Data Investor Services Group Inc. (Currently known as PFPC Global Fund Services) and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(i)	Opinion of Willkie Farr & Gallagher, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	Consent of independent public registered accounting firm.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Code of Ethics-North America is incorporated by reference to Post-Effective Amendment No. 30.

(p)(2)	Code of Ethics-Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated by reference to Post-Effective Amendment No. 37.

(p)(3)	Code of Ethics of Sub-Advisers will be filed by amendment.

(q)	Power of Attorney dated December 2, 2004 is incorporated by reference to Post-Effective Amendment No. 43.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a) Business and Other Connections of Investment Advisors

Investment Manager — The Consulting Group

The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of Smith Barney Fund Management LLC (“SBFM”) (formerly known as SSB Citi Fund Management LLC), which was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Citigroup Inc.

The list required by this Item 26 of officers and directors of SBFM and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM on behalf of the Consulting Group pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26.(b) Business and Other Connections of Advisors

Advisors — Standish Mellon Asset Management.

Standish Mellon Asset Management (“SMAM”) serves as investment advisor to Government Money Investments. SMAM is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SMAM provides investment advisory services to individuals and institutions. SMAM’s principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

The list required by this Item 26 of officers and directors of SMAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SMAM pursuant to the Advisers Act (SEC File No. 801-584).

Advisors — Smith Affiliated Capital Corp.

Smith Affiliated Capital Corp. (“SACC”) serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investing in municipal bonds. SAW’s principal executive offices are located at 880 Third Avenue, New York, New York 10022.

The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

Advisors — Utendahl Capital Management CFI

Utendahl Capital Management CFI (“Utendahl”) serves as investment advisor to Mortgage Backed Investments. Utendahl has been registered as an investment advisor under the Advisers Act since 1984. Utendahl serves as an investment advisor to institutions. Utendahl’s principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

The list required by this Item 26 of officers and directors of Utendahl, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Utendahl pursuant to the Advisers Act (SEC File No. 801-24775).

Advisors — Western Asset Management Company

Western Asset Management Company (“Western”) serves as investment advisor to Core Fixed Income Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western’s principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

Advisors — Pacific Investment Management Company

Pacific Investment Management Company (“PIMCO”) serves as an investment advisor to Core Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO’s principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Advisors — BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock”) serves as an investment advisor to Core Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at 345 Park Avenue, New York, New York 10154.

The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

Advisors — Chartwell Investment Partners

Chartwell Investment Partners (“Chartwell”) serves as investment advisor to Large Capitalization Value Equity Investments. Chartwell has been registered as an investment advisor under the Advisers Act since 1997. Chartwell serves as an investment advisor to institutions. Chartwell’s principal executive offices are located at 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

The list required by this Item 26 of officers and directors of Chartwell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).

Advisors — The Boston Company Asset Management LLC

The Boston Company Asset Management LLC (“TBCAM”) serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM’s principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No.801-6829).

Advisors — TCW Investment Management Company

TCW Investment Management Company (“TCW”) serves as investment advisor to Large Capitalization Growth Investments. TCW is registered as an investment advisor under the Advisers Act. TCW provides investment advisory services to individual and institutional clients. TCW’s principal executive offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

The list required by this Item 26 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Advisers Act (SEC File No. 801-44088).

Advisors — Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”) serves as investment advisor to Large Capitalization Growth Investments. Turner has been registered as an investment advisor under the Advisers Act since 1990. Turner provides investment advisory services to individual and institutional clients. Turner’s principal executive offices are located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

The list required by this Item 26 of officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Turner pursuant to the Advisers Act (SEC File No. 801-36220).

Advisors — NFJ Investment Group, Inc.

NFJ Investment Group, Inc. (“NFJ”) serves as co-investment advisor to Small Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ’s principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).

Advisors — Rutabaga Capital Management LLC

Rutabaga Capital Management LLC (“Rutabaga”) serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga’s principal executive offices are located at 2 Oliver Street, Boston, MA 02109.

The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

Advisors — ING Investment Management Co.

ING Investment Management Co. (“ING”) serves as investment advisor to Small Capitalization Value Equity. ING is registered under the Advisors Act. ING provides investment advisory services to individuals and institutions. ING’s principal executive offices are located at 230 Park Avenue, New York, NY 10169.

The list required by this Item 26 of officers and directors of ING together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by ING pursuant to the Advisors Act (SEC File No. 801-20737)

Advisors — Wall Street Associates

Wall Street Associates (“WSA”) will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA’s principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).

Advisors — Westfield Capital Management Company

Westfield Capital Management Company (“Westfield”) serves as an investment advisor to Small Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, Boston, MA 02111.

The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No.801-34350.

Advisors — SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“SSgA”) serves as an investment advisor to Emerging Markets Equity Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA’s principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SsgA pursuant to the Advisers Act (SEC File No. 801-60103.

Advisors — Julius Baer Investment Management Inc.

Julius Baer Investment Management Inc. (“JBIM”) serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM’s principal executive offices are located at 330 Madison Avenue, New York, New York 10017.

The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).

Advisors — Alliance Capital Management L.P.

Alliance Capital Management L.P. (“Alliance”) will serve as investment advisor to High Yield Investments, Large Capitalization Growth Investments and Large Capitalization Value Equity Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance’s principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

Advisors — Calamos Advisors LLC

Calamos Advisors LLC (”Calamos”) serves as an investment advisor to Multi-Strategy Market Neutral Investments. Calamos has been registered as an investment advisor under the Advisers Act since 1977. Calamos is the investment adviser of various retail and institutional clients. Calamos’s principal executive offices are located at 2020 Calamos Court, Naperville, Illinois 60563.

The list required by this Item 26 of officers and directors of Calamos, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Freeman pursuant to the Advisers Act (SEC File No.801-29688).

Advisors — SSI Investment Management Inc.

SSI Investment Management Inc. (“SSI”) serves as investment advisor to Multi-Strategy Market Neutral Investments. SSI has been registered as an investment advisor under the Advisers Act since 1973. SSI provides investment advisory services to individuals and institutions. SSI’s principal executive offices are located at 357 North Canon Drive, Beverly Hills, California 90210.

The list required by this Item 26 of officers and directors of SSI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSI pursuant to the Advisers Act (SEC File No. 801-10544).

Advisors — Franklin Portfolio Associates LLC

Franklin Portfolio Associates LLC (“Franklin”) serves as investment advisor to Multi-Strategy Market Neutral Investments. Franklin has been registered as an investment advisor under the Advisers Act since 1982. Franklin provides investment advisory services to individuals and institutions. Franklin’s principal executive offices are located at One Boston Place, 29th Floor, Boston, Massachusetts 02108.

The list required by this Item 26 of officers and directors of Franklin, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Franklin pursuant to the Advisers Act (SEC File No. 801-54328).

Advisors — Philadelphia International Advisors LP

Philadelphia International Advisors LP (“PIA”) serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA’s principal executive offices are located at One Liberty Place, Suite 1200, Philadelphia, Pennsylvania 19103.

The list required by this Item 26 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).

Advisors — Brandywine Asset Management, Inc. (“Brandywine”) serves as investment advisor to International Equity Investments. Brandywine is registered under the Advisors Act. Brandywine provides investment advisory services to individuals and institutions. Brandywine’s principal executive offices are located at 3 Christina Centre, 201 N. Walnut Street, Wilmington, DE 19801.

The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Brandywine pursuant to the Advisors Act (SEC File No. 80155738)

Advisors — Freeman Associates Investment Management LLC

Freeman Associates Investment Management LLC (“Freeman”) serves as investment advisor to Multi-Strategy Market Neutral Investments. Freeman has been registered as an investment advisor under the Advisors Act since 2001. Freeman provides investment advisory services to individuals and institutions. Freeman’s principal executive offices are located at 16236 San Dieguito Road, Suite 2-20, Rancho Santa Fe, California 92067.

The list required by this Item 26 of officers and directors of Freeman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Freeman pursuant to the Advisers Act (SEC File No. 801-58275).

Advisors — Seix Investment Advisors

Seix Investment Advisors (“Seix”) serve as an investment advisor to High Yield Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix’s principal executive offices are located at 300 Tice Blvd., Woodcliff Lake, NJ 07675.

The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the Advisers Act (SEC File No.801-42070).

Advisors — Brandywine Asset Management, Inc.

Brandywine Asset Management, Inc. (“Brandywine”) serves as an investment advisor to International Equity Investments.

Advisors — Sands Capital Management, Inc.

Sands Capital Management, Inc. (“Sands”) serves as an investment advisor to Large Capitalization Growth Investments.

Advisors — Newgate LLP

Newgate LLP (“Newgate”) serves as an investment advisor to Emerging Markets Equity Investments.

Advisors — William Blair & Company, LLC

William Blair & Company, LLC (“William Blair”) serves as an investment advisor to International Equity Investments.

Advisors — Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”) serves as an investment advisor to Large Capitalization Value Equity Investments.

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177). (c) Not applicable.

Item 28. Location of Accounts and Records

Consulting Group Capital Markets Funds

222 Delaware Avenue

Wilmington, Delaware 19801

and

125 Broad Street

New York, New York 10004

Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

and

300 First Stamford Place, 4th Floor

Stamford, CT 06902

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

and

125 Broad Street

New York, New York 10004

Citicorp Trust Bank, fsb

125 Broad Street

New York, New York 10004

PFPC Inc.

P. O. Box 9699

Providence, RI 02940-9699

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 29th day of July 2005.

CONSULTING GROUP CAPITAL MARKETS FUNDS

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ R. Jay Gerken R. Jay Gerken	Trustee and Chairman of the Board (Chief Executive Officer)	July 29, 2005

/s/ Robert Brault Robert Brault	Treasurer and Chief Financial Officer	July 29, 2005

/s/ H. John Ellis* H. John Ellis	Trustee	July 29, 2005

/s/ Armon E. Kamesar* Armon E. Kamesar	Trustee	July 29, 2005

/s/ Stephen E. Kaufman* Stephen E. Kaufman*	Trustee	July 29, 2005

/s/ John J. Murphy* John J. Murphy	Trustee	July 29, 2005

*	Signed pursuant to power of attorney dated December 2, 2004.

/s/ R. JAY GERKEN	July 29, 2005
R. Jay Gerken

EXHIBIT INDEX

Exhibit No.	Exhibit
J	Consent of independent public accounting firm